                                                                    Exhibit 4.14

REGISTERED                                                      PRINCIPAL AMOUNT
                                                                  OR FACE AMOUNT


NO. FX ___                        CITIGROUP INC.                           CUSIP
                          MEDIUM-TERM SENIOR NOTE, SERIES A
                                     (FIXED RATE)
                    Due Nine Months or More from the Date of Issue

     IF APPLICABLE, THE "TOTAL AMOUNT OF OID" AND "YIELD TO MATURITY" SET FORTH BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE UNITED STATES FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

Issue Price:                                                Original Issue Date:

Interest Rate:                                                  Stated Maturity:

Specified Currency (If other than U.S. dollars):

Authorized Denominations:
     (If other than as set forth in the Prospectus Supplement)

Dual Currency Note:      Yes (see attached)       No

     Optional Payment Currency:
     Designated Exchange Rate:

Interest Payment Dates:  Accrue to Pay:  Yes   No

Indexed Principal Note:  Yes (see attached)       No

Interest Rate Reset:     The Interest Rate may not be changed prior to Stated
                         Maturity.

          The Interest Rate may be changed prior to Stated Maturity (see attached).

Optional Reset Dates (if applicable):


Amortizing Note:              Yes       No

     Amortization Schedule:

Optional Redemption:          Yes       No

     Optional Redemption Dates:

     Redemption Prices:

Bond Yield to Maturity:       Bond Yield to Call:

Optional Repayment:           Yes       No

     Optional Repayment Dates:     Optional Repayment Prices:

Optional Extension of
Stated Maturity:              Yes       No

     Final Maturity:

Discount Note:                Yes       No

     Total Amount of OID:          Yield to Maturity:

Renewable Note:      Yes (see attached)      No

          Special Election Interval (if applicable):

          Amount (if less than entire principal amount) as to which election may be exercised:

          CITIGROUP INC., a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the "Company"), for value received hereby promises to pay CEDE & Co. or registered assigns, (a) the Principal Amount or, in the case of an Indexed Principal Note, the Face Amount adjusted by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities or by such other objective price, economic or other measures (an "Index") as described on the face hereof or in the Pricing Supplement attached hereto or delivered herewith, in the Specified Currency on the Stated Maturity shown above, or earlier if and to the extent so provided herein, and (b) to pay accrued interest on the Principal Amount then outstanding (or in the case of an Indexed Principal Note, the Face Amount, then outstanding) at the Interest Rate shown above from the Original Issue Date shown above or from the most recent date to which interest has been paid or duly provided for, semiannually in arrears on the Interest Payment Dates specified on the face of this Note and at Maturity, until, in either case, the Principal Amount then outstanding or the Face Amount is paid or duly provided for in accordance with the terms hereof. Interest on this Note, if any, will be computed on the basis of a 360-day year of twelve 30-day months.

          The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture referred to on the reverse hereof, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which (other than interest payable at Maturity) shall be the date (whether or not a Business Day) fifteen calendar days immediately preceding such Interest Payment Date, and, in the case of interest payable at Stated Maturity, shall be the Stated Maturity of this Note. Notwithstanding the foregoing, if this Note is issued between a Regular Record Date and the related Interest Payment Date, the interest so payable for the period from the Original Issue Date to such Interest Payment Date shall be paid on the next succeeding Interest Payment Date to the Registered Holder hereof on the related Regular Record Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Registered Holder hereof on such Regular Record Date, and may be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee (referred to on the reverse hereof), notice whereof shall be given to Holders of Notes not less than ten days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. If an Interest Payment Date with respect to any Note would otherwise be a day that is not a Business Day, such Interest Payment Date shall not be postponed; PROVIDED, HOWEVER, that any payment required to be made in respect of such Note on a date (including the day of Stated Maturity) that is not a Business Day for such Note need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such date, and no additional interest shall accrue as a result of such delayed payment. However, if with respect to any Note for which "Accrue to Pay" is specified on the face hereof, and any Interest Payment Date with respect to such Fixed Rate Note would otherwise be a day that is not a Business Day, such Interest Payment Date shall be postponed to the next succeeding Business Day. Each payment of interest in respect of an Interest Payment Date shall include interest accrued through the day before such Interest Payment Date.

          For purposes of this Note, "Business Day" means any day, other than a Saturday or Sunday, that is not a day on which banking institutions are authorized or required by law or regulation to be closed in (a) The City of New York or (b) if the Specified Currency shown above (as defined below) is other than U.S. dollars, the financial center of the country issuing such Specified Currency (which, in the case of the Euro, shall be Brussels, Belgium).

          If this Note is an Amortizing Note as shown on the face hereof, a portion or all the principal amount of the Note is payable prior to Stated Maturity in accordance with a schedule, by application of a formula, or by reference to an index (as described above).

          The principal hereof and any premium and interest hereon are payable by the Company in the Specified Currency shown above. If the Specified Currency shown above is other than U.S. dollars, the Company will arrange to convert all payments in respect hereof into U.S. dollars in the manner described on the reverse hereof. The Holder hereof may, if so indicated above, elect to receive all payments in respect hereof in the Specified Currency by delivery of a written notice to the Trustee not later than fifteen calendar days prior to the applicable payment date. Such election will remain in effect until revoked by written notice to the Trustee received not later than fifteen calendar days prior to the applicable payment date. If the Company determines that the Specified Currency is not available for making payments in respect hereof due to the imposition of exchange controls or other circumstances beyond the Company's control or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions or within the international banking community, then the Holder hereof may not so elect to receive payments in the Specified Currency, and any such outstanding election shall be automatically suspended, and payments shall be in U.S. dollars, until the Company determines that the Specified Currency is again available for making such payments.

          Payments of interest in U.S. dollars (other than interest payable at Maturity) will be made by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register on the applicable Record Date, PROVIDED, that, if the Holder hereof is the Holder of U.S.$10,000,000 (or the equivalent thereof in a currency other than U.S. dollars determined as provided on the reverse hereof) or more in aggregate principal amount of Notes of like tenor and term, such U.S. dollar interest payments will be made by wire transfer of immediately available funds, but only if appropriate wire transfer instructions have been received in writing by the Trustee not less than fifteen calendar days prior to the applicable Interest Payment Date. Simultaneously with any election by the Holder hereof to receive payments in respect hereof in the Specified Currency (if other than U.S. dollars), such Holder shall provide appropriate wire transfer instructions to the Trustee and all such payments will be made by wire transfer of immediately available funds to an account maintained by the payee with a bank located outside the United States. The principal hereof and any premium and interest hereon payable at Maturity will be paid in immediately available funds upon surrender of this Note at the corporate trust office or agency of the Trustee located in the City and State of New York.

          REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF AND IN ANY PRICING SUPPLEMENT ATTACHED HERETO OR DELIVERED HEREWITH, AND SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH IN THIS PLACE.

          This Note shall not become valid or obligatory for any purpose unless and until this Note has been authenticated by The Bank of New York, or its successor, as Trustee.

          IN WITNESS WHEREOF, the Company has caused this Note to be executed under its corporate seal.

Dated:

                                   CITIGROUP INC.


                                   By
                                      ----------------------------
                                      Authorized Officer

[Seal]

                                   Attest
                                         -------------------------
                                         Secretary



                            CERTIFICATE OF AUTHENTICATION

        This is one of the Notes issued under the within-mentioned Indenture.


                                   THE BANK OF NEW YORK,
                                     as Trustee


                                   By
                                      ----------------------------
                                      Authorized Signatory

                                (Reverse of Security)

                                    CITIGROUP INC.
                          MEDIUM-TERM SENIOR NOTE, SERIES A
                                    (FIXED RATE)

GENERAL

          This Note is one of a series of duly authorized debt securities of the Company (the "Debt Securities") issued or to be issued in one or more series under an indenture, dated as of March 15, 1987, as amended (the "Indenture") between the Company and The Bank of New York, as trustee (the "Trustee," which term includes any successor Trustee under the Indenture) to which indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Debt Securities and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered. The U.S. dollar equivalent of the public offering price or purchase price of Notes denominated in currencies other than U.S. dollars will be determined by the Company or its agent, as exchange rate agent for the Notes (the "Exchange Rate Agent") on the basis of the noon buying rate in New York City for cable transfers in foreign currencies as certified for customs purposes by the Federal Reserve Bank of New York (the "Market Exchange Rate") for such currencies on the applicable issue dates.

          Unless otherwise specified above, the authorized denominations of Notes denominated in U.S. dollars will be U.S.$1,000 and any larger amount that is an integral multiple of U.S.$1,000. The authorized denominations of Notes denominated in a currency other than U.S. dollars will be as set forth on the respective faces thereof.

          Each Registered Note will be issued initially as either a Book-Entry Note or, if so specified above, a Certificated Note. Book-Entry Notes will not be exchangeable for Certificated Notes and, except as otherwise provided in the Indenture, will not otherwise be issuable as Certificated Notes.

FIXED RATE NOTES

          This Note will bear interest from its Original Issue Date, or from the last Interest Payment Date to which interest has been paid or duly provided for, at the

Interest Rate stated on the face hereof until the principal amount hereof is paid or made available for payment, except as otherwise described below under "Subsequent Interest Periods" and "Extension of Maturity," and except that if so specified in the attached Pricing Supplement, the rate of interest payable may be subject to adjustment as specified therein.

          Unless otherwise set forth herein, interest on this Note will be payable semiannually in arrears on the Interest Payment Dates set forth above and at Stated Maturity. If an Interest Payment Date with respect to any Note would otherwise be a day that is not a Business Day, such Interest Payment Date shall not be postponed; PROVIDED, HOWEVER, that any payment required to be made in respect of such Note on a date (including the day of Stated Maturity) that is not a Business Day for such Note need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such date, and no additional interest shall accrue as a result of such delayed payment. However, if with respect to any Note for which "Accrue to Pay" is specified on the face hereof, and any Interest Payment Date with respect to such Fixed Rate Note would otherwise be a day that is not a Business Day, such Interest Payment Date shall be postponed to the next succeeding Business Day. Each payment of interest in respect of an Interest Payment Date shall include interest accrued through the day before such Interest Payment Date.

          Each payment of interest in respect of an Interest Payment Date shall include interest accrued through the day before such Interest Payment Date. Unless otherwise specified herein, interest on this Note will be computed on the basis of a 360-day year of twelve 30-day months ("30 over 360").

SUBSEQUENT INTEREST PERIODS

          If so specified on the face hereof, the Interest Rate on this Note may be reset by the Company on the date or dates specified on the face hereof (each an "Optional Reset Date"). Not later than 40 days prior to each Optional Reset Date, the Trustee will mail to the Holder of this Note a notice (the "Reset Notice"), first class, postage prepaid, indicating whether the Company has elected to reset the Interest Rate, and if so, (i) such new Interest Rate and (ii) the provisions, if any, for redemption during the period from such Optional Reset Date to the next Optional Reset Date, or, if there is no such next Optional Reset Date, to the Stated Maturity of this Note (each such period, a "Subsequent Interest Period"), including the date or dates on which or the period or periods during which and the price or prices at which such redemption may occur during the Subsequent Interest Period. Notwithstanding the foregoing, not later than 20 days prior to the Optional Reset Date, the Company may, at its option, revoke the Interest Rate provided for in the Reset Notice and establish a higher Interest Rate for the Subsequent Interest Period by causing the Trustee to mail notice of such higher Interest Rate to the Holder of this Note. Such notice shall be irrevocable. All Registered Notes with respect to which the Interest
Rate is reset on an Optional Reset Date will bear such higher Interest Rate.

          The Holder of this Note will have the option to elect repayment by the Company on each Optional Reset Date at a price equal to the principal amount hereof, plus interest accrued to such Optional Reset Date. In order to obtain repayment on an Optional Reset Date, the Holder must follow the procedures set forth below for optional repayment, except that the period for delivery or notification to the Trustee shall be at least 25 but not more than 35 days prior to such Optional Reset Date, and except that if the Holder has tendered this Note for repayment pursuant to a Reset Notice, the Holder may, by written notice to the Trustee, revoke such tender for repayment until the close of business on the tenth day before the Optional Reset Date.

INDEXED NOTES

          If this Note is an Indexed Principal Note, then the principal amount payable at Stated Maturity or earlier redemption or retirement, is determined by reference to the amount designated on the face hereof as the Face Amount of this Note and by reference to the Index as described on the face hereof. If this Note is an Indexed Principal Note, the principal amount payable at Stated Maturity or any earlier redemption or repayment of this Note may be different from the Face Amount. If the determination of the Index is calculated or announced by a third party, which may be an affiliate of the Company, and such third party either suspends the calculation or announcement of such Index or changes the basis upon which such Index is calculated (other than changes consistent with policies in effect at the time this Note was issued and permitted changes described on the face hereof), then such Index shall be calculated for this Note's purposes by another third party, which may be an affiliate of the Company, selected by the Company subject to the same conditions and controls as applied to the original third party. If for any reason such Index cannot be calculated on the same basis and subject to the same conditions and controls as applied to the original third party, then indexed interest payments, if any, or any indexed principal amount of this Note shall be calculated in the manner described on the face hereof. Any determination of such third party shall, in the absence of manifest error, be binding on all parties.

SPECIFIED CURRENCY

          If the Specified Currency is other than U.S. dollars, the amount of any U.S. dollar payment to be made in respect hereof will be determined by the Company or its agent based on the highest firm bid quotation expressed in U.S. dollars received by the Company or its agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable payment date (or, if no such rate is quoted on such date, the last date on which such rate was quoted) from three (or, if three are not available, then two) recognized foreign exchange dealers in The City of New York selected by the Exchange Rate Agent (one or more of which may be an agent involved in the distribution of the Notes (an "Agent") and another of which may be the Exchange Rate Agent) for the purchase by the quoting dealer, for settlement on such payment date, of the aggregate amount of the Specified Currency payable on such payment date in respect of all Notes denominated in such Specified Currency. All currency exchange costs will be borne by the Holders of such Notes by deductions from such payments. If no such bid quotations are available, then such payments will be made in the Specified Currency, unless the Specified Currency is unavailable due to the imposition of exchange controls or to other circumstances beyond the Company's control, in which case payment will be made as described in the next paragraph.

PAYMENTS IN CURRENCIES OTHER THAN THE SPECIFIED CURRENCY

          Except as set forth below, if any payment in respect hereof is required to be made in a Specified Currency other than U.S. dollars and such currency is unavailable due to the imposition of exchange controls or other circumstances beyond the Company's control or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions of or within the international banking community, then such payment shall be made in U.S. dollars until such currency is again available or so used. The amount so payable on any date in such foreign currency shall be converted into U.S. dollars on the basis of the most recently available Market Exchange Rate for such currency or as otherwise indicated on the face hereof. Any payment made under such circumstances in U.S. dollars will not constitute an Event of Default under the Indenture.

          In the event of an official redenomination of the Specified Currency of this Note (other than as a result of European Monetary Union, but including, without limitation, an official redenomination of any such Specified Currency that is a composite currency), the obligations of the Company with respect to payments on this Note shall, in all cases, be deemed immediately following such redenomination to provide for the payment of that amount of redenominated currency representing the amount of such obligations immediately before such redenomination. This Note does not provide for any adjustment to any amount payable under this Note as a result of (i) any change in the value of the Specified Currency hereof relative to any other currency due solely to fluctuations in exchange rates or (ii) any redenomination of any component currency of any composite currency (unless such composite currency is itself officially redenominated). In the event of European Monetary Union, the procedures described in this paragraph shall not apply, and the obligations of the Company with respect to payments on this Note shall instead be determined as set forth in the following paragraph.

          Stage III of the European Economic and Monetary Union ("Stage III") is presently scheduled to commence on January 1, 1999 for those member states of the European Union that satisfy the economic convergence criteria set forth in the Treaty on European Union. On March 25, 1998, the European Commission officially recommended that eleven of the member states of the European Union be allowed to participate in Stage III; these eleven member states are Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, The Netherlands, Portugal and Spain (collectively, the "Participating Member States"). It is possible that additional member states of the European Union may participate in Stage III after January 1, 1999, in which case each such additional member state will also become a "Participating Member State." Certain of the foreign currencies in which this Note may be denominated or payments in respect of this Note may be due or by which amounts due on the Notes may be calculated may be issued by Participating Member States (each such country, a "Relevant Jurisdiction" with respect to such Note). Stage III includes the introduction of a new legal currency (the "Euro") which will be legal tender in the Participating Member States, existing in parallel with the present national currency of each Participating Member State. It is currently anticipated that on and after January 1, 2002, the national currencies of Participating Member States will cease to exist and the sole legal tender in such States will be the Euro. It is anticipated that the European Union will adopt regulations or other legislation providing specific rules for the introduction of the Euro in substitution for the respective national currencies of Participating Member States, which regulations or legislation may be supplemented by legislation of the individual member states. The laws and regulations of the European Union (and, if any, of such Relevant Jurisdiction) relating to the Euro implemented pursuant to or by virtue of the Treaty on European Union may apply to this Note and the Indenture. Such laws and regulations, and future market conventions applicable in the European Union to securities similar to this Note, may be inconsistent in varying degrees with the terms and conditions of this Note. To the extent that references in the Indenture governing this Note or in the terms and conditions of this Note, to any business day, day-count, day-count fraction or other convention shall be inconsistent with such European Union laws, regulations or market conventions that are applicable to securities similar to this Note held in international clearing systems, the Company, in its discretion (but after consultation with the Trustee, and with any principal paying agent located in a European Union member state), may amend such references and terms and conditions to be in harmony with, or to otherwise comply with, such laws, regulations and/or market conventions. Any such amendment shall be effected without the necessity of obtaining the consent of the Holder of this Note.

          If, following the commencement of Stage III by a Relevant Jurisdiction, the Company has the option, pursuant to applicable law, to make payments of principal of, or interest on or any other amounts in respect of, this Note in either the current national currency of a Relevant Jurisdiction or Euro, the Company will make such payments in such national currency or Euro at its sole discretion. To the extent that the introduction of the Euro necessitates the rounding up or down of certain amounts or quotations expressed in Euro with respect to this Note, such rounding will be made in conformity with prevailing market conventions in the European Union or, in the absence of an applicable market convention, to the nearest Euro cent.

          The circumstances and consequences described in this paragraph and any resultant amendment to the terms and conditions of this Note will not entitle any Holder hereof (i) to any legal remedy, including, without limitation, redemption, rescission, notice, repudiation, adjustment or renegotiation of the terms and conditions of this Note or the Indenture, or (ii) to raise any defense or make any claim (including, without limitation, claims of breach, force majeure, frustration of purpose or impracticability) or any other claim for compensation, damages or any other relief.

DUAL CURRENCY NOTES

          If this Note is specified on the face hereof as a Dual Currency Note, the Company may have a one time option, exercisable on one or more dates (each an

"Option Election Date") in whole, but not in part, with respect to all Dual Currency Notes issued on the same day and having the same terms (a "Tranche"), of thereafter making all payments of principal, premium, if any, and interest (which payments would otherwise be made in the Specified Currency of such Notes) in an optional currency (the "Optional Payment Currency").

          If the Company makes such an election, the amount payable in the Optional Payment Currency shall be determined using the Designated Exchange Rate specified in the applicable Pricing Supplement. If such election is made, notice of such election shall be mailed in accordance with the terms of the applicable Tranche of Dual Currency Notes within two Business Days of the Option Election Date and shall state (i) the first date, whether an Interest Payment Date and/or Stated Maturity, in which scheduled payments in the Optional Payment Currency will be made and (ii) the Designated Exchange Rate. Any such notice by the Company, once given, may not be withdrawn. The equivalent value in the Specified Currency of payments made after such an election may be less, at the then current exchange rate, than if the Company had made such payment in the Specified Currency.

RENEWABLE NOTES

          If this Note is specified on the face hereof as a Renewable Note, this Note will mature on an Interest Payment Date occurring in or prior to the twelfth month following the Original Issue Date of this Note (the "Initial Maturity Date") unless the term of all or any portion of this Note is renewed in accordance with the following procedures:

          On the Interest Payment Date occurring in the sixth month (unless a different interval (the "Special Election Interval") is specified on the face hereof) prior to the Initial Maturity Date of a this Note (the "Initial Renewal Date") and on the Interest Payment Date occurring in each sixth month (or in the last month of each Special Election Interval) after such Initial Renewal Date (each, together with the Initial Renewal Date, a "Renewal Date"), the term of this Note may be extended to the Interest Payment Date occurring in the twelfth month (or, if a Special Election Interval is specified on the face hereof, the last month in a period equal to twice the Special Election Interval) after such Renewal Date, if the Holder of this Note elects to extend the term of this Note or any portion thereof as described below. If the Holder does not elect to extend the term of any portion of the principal amount of this Note during the specified period prior to any Renewal Date, such portion will become due and payable on the Interest Payment Date occurring in the sixth month

(or the last month in the Special Election Interval) after such Renewal Date (the "New Maturity Date").

          The Holder may elect to renew the term of this Note, or if so specified, any portion thereof, by delivering a notice to such effect to the Trustee (or any duly appointed paying agent) at the corporate trust office of the Trustee or agency of the Trustee in the City of New York not less than 15 nor more than 30 days prior to such Renewal Date. Such election will be irrevocable and will be binding upon each subsequent Holder of this Note. An election to renew the term of this Note may be exercised with respect to less than the entire principal amount of this Note only if so specified on the face hereof and then only in such principal amount, or any integral multiple in excess thereof, as is specified on the face hereof. Notwithstanding the foregoing, the term of this Note may not be extended beyond the Stated Maturity specified for this Note on the face hereof.

          If the Holder does not elect to renew the term, this Note must be presented to the Trustee (or any duly appointed paying agent) and, as soon as practicable following receipt of such Note the Trustee (or any duly appointed paying agent) shall issue in exchange therefor in the name of such Holder (i) a Note, in a principal amount equal to the principal amount of such exchanged Note for which no election to renew the term thereof was exercised, with terms identical to those specified on such exchanged Note (except that such Note shall have a fixed, nonrenewable Stated Maturity on the New Maturity Date) and (ii) if an election to renew is made with respect to less than the full principal amount of such Holder's Note, a replacement Renewable Note, in a principal amount equal to the principal amount of such exchanged Note for which the election to renew was made, with terms identical to the exchanged Note.

EXTENSION OF MATURITY

          If so specified on the face hereof, the Maturity of this Note may be extended at the option of the Company for the period or periods of whole years specified on the face hereof (each an "Extension Period") up to but not beyond the date (the "Final Maturity") set forth on the face hereof. If the Company exercises such option, the Trustee will mail to the Holder of this Note not later than 40 days prior to the old Stated Maturity a notice (the "Extension Notice") first class, postage prepaid indicating (i) the election of the Company to extend the Maturity, (ii) the new Stated Maturity, (iii) the Interest Rate applicable to the Extension Period and (iv) the provisions, if any, for redemption during such Extension Period. Upon the

Trustee's mailing of the Extension Notice, the Maturity of this Note shall be extended automatically and, except as modified by the Extension Notice and as described in the next paragraph, this Note will have the same terms as prior to the mailing of such Notice. Notwithstanding the foregoing, not later than 20 days prior to the old Stated Maturity of this Note, the Company may, at its option, revoke the Interest Rate provided for in the Extension Notice and establish a higher Interest Rate for the Extension Period by causing the Trustee to mail notice of such higher Interest Rate, first class, postage prepaid to the Holder of this Note. Such notice shall be irrevocable. All Registered Notes with respect to which the Maturity is extended will bear such higher Interest Rate.

          If the Company extends the Maturity of this Note, the Holder will have the option to elect repayment of this Note by the Company on the old Stated Maturity at a price equal to the principal amount hereof, plus interest accrued to such date. In order to obtain repayment on such old Stated Maturity once the Company has extended the Maturity hereof, the Holder must follow the procedures set forth below for optional repayment, except that the period for delivery of this Note or notification to the Trustee shall be at least 25 but not more than 35 days before such old Stated Maturity, and except that if the Holder has tendered this Note for repayment pursuant to an Extension Notice, the Holder may, by written notice to the Trustee, revoke such tender for repayment until the close of business on the tenth calendar day before the old Stated Maturity.

OPTIONAL REDEMPTION, REPAYMENT AND REPURCHASE

          If so specified on the face hereof, the Company may, at its option, redeem this Note in whole or in part, on the date or dates (each an "Optional Redemption Date") specified herein, at the price (the "Redemption Price") (together with accrued interest to such Optional Redemption Date) specified herein. Unless otherwise stated on the face hereof, the Trustee shall mail to the Holder a notice of such redemption at least 30 days prior to the date of redemption. Unless otherwise stated herein, the Company may exercise such option with respect to a redemption of this Note in part only by notifying the Trustee for this Note at least 45 days prior to any Optional Redemption Date. In the event of redemption of this Note in part only, a new Note or Notes for the unredeemed portion hereof will be issued to the Holder hereof upon the cancellation hereof.

          If so specified on the face hereof, this Note will be repayable prior to Maturity at the option of the Holder on the Optional Repayment Dates shown on the face hereof at the Optional Repayment Prices shown on the face hereof, together with interest accrued to the date of repayment. In order for this Note to be repaid, the Trustee must receive at least 30 but not more than 45 days prior to an Optional Repayment Date (i) this Note with the form below entitled "Option to Elect Repayment" duly completed, or (ii) a telegram, telex, facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States of America setting forth the name of the Holder of this Note, the principal amount of the Note to be repaid, the certificate number or a description of the tenor and terms of this Note, a statement that the option to elect repayment is being exercised hereby and a guarantee that this Note with the form below entitled "Option to Elect Repayment" duly completed will be received by the Trustee not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter. If the procedure described in clause (ii) of the preceding sentence is followed, this Note with form duly completed must be received by the Trustee by such fifth Business Day. Any tender of this Note for repayment (except pursuant to a Reset Notice or an Extension Notice) shall be irrevocable. The repayment option may be exercised by the Holder of this Note for less than the entire principal amount of the Note, PROVIDED, that the principal amount of this Note remaining outstanding after repayment is an authorized denomination. Upon such partial repayment, this Note shall be canceled and a new Note or Notes for the remaining principal amount hereof shall be issued in the name of the Holder of this Note.

          Unless otherwise specified on the face hereof, this Note will not be subject to any sinking fund.

          Notwithstanding anything herein to the contrary, if this Note is an OID Note, the amount payable in the event of redemption or repayment prior to the Stated Maturity hereof (other than pursuant to an optional redemption by the Company at a stated Redemption Price) shall be the Amortized Face Amount of this Note as of the redemption date or the date of repayment, as the case may be. The Amortized Face Amount of this Note on any date shall be the amount equal to (i) the Issue Price set forth on the face hereof plus (ii) that portion of the difference between such Issue Price and the stated principal amount of such Note that has accrued by such date at (x) the Bond Yield to Maturity set forth on the face hereof or (y) if so specified, the

Bond Yield to Call set forth on the face hereof (computed in each case in accordance with generally accepted United States bond yield computation principles), PROVIDED, HOWEVER, that in no event shall the Amortized Face Amount of a Note exceed its stated principal amount. The Bond Yield to Call listed on the face of this Note shall be computed on the basis of the first occurring Optional Redemption Date with respect to such Note and the amount payable on such Optional Redemption Date. In the event that such Note is not redeemed on such first occurring Optional Redemption Date, the Bond Yield to Call with respect to such Note shall be recomputed on such Optional Redemption Date on the basis of the next occurring Optional Redemption Date and the amount payable on such Optional Redemption Date, and shall continue to be so recomputed on each succeeding Optional Redemption Date until the Note is so redeemed.

          The Company may at any time purchase Notes at any price in the open market or otherwise. Notes so purchased by the Company may, at the discretion of the Company, be held or resold or surrendered to the Trustee for such Notes for cancellation.

OTHER TERMS

          As provided in the Indenture and subject to certain limitations therein set forth, this Note is exchangeable for a like aggregate principal amount of Notes of different authorized denominations, as requested by the Person surrendering the same.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable on the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, the City and State of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Security Registrar and the Trustee duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the Holder hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          If an Event of Default with respect to the Debt Securities of this series shall have occurred and be continuing, the principal of all the Debt Securities of this series may be declared due and payable in this manner and with the effect provided in the Indenture.

          In case this Note shall at any time become mutilated, destroyed, stolen or lost and this Note or evidence of the loss, theft, or destruction hereof (together with such indemnity and such other documents or proof as may be required by the Company or the Trustee) shall be delivered to the principal corporate trust office of the Trustee, a new Note of like tenor and principal amount will be issued by the Company in exchange for, or in lieu of, this Note. All expenses and reasonable charges associated with procuring such indemnity and with the preparation, authentication and delivery of a new Note shall be borne by the Holder of this Note.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Debt Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than 66 2/3% in aggregate principal amount of Debt Securities at the time outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Debt Securities of any series at the time outstanding, on behalf of the Holders of all the Debt Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Debt Security shall be conclusive and binding upon such Holder and upon all future Holders of this Debt Security and of any Debt Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon the Debt Security.

          Holders of Debt Securities may not enforce their rights pursuant to the Indenture or the Note except as provided in the Indenture. No reference herein to the

Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and the coin or currency, herein prescribed.

          This Note shall be deemed to be a contract made and to be performed solely in the State of New York and for all purposes be governed by, and construed in accordance with, the laws of said State without regard to the conflicts of law rules of said State.

          All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                    ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -as tenants in common    UNIF GIFT MIN ACT ________ Custodian___________
TEN ENT -as tenants by the                          (Cust)             (Minor)
         entireties                            Under Uniform Gifts to Minors Act
JT ENT - as joint tenants with
         right of survivorship                 _________________________________
         and not as tenants in                              (State)
         common

        Additional abbreviations may also be used though not in the above list

                              -------------------------

                              OPTION TO ELECT REPAYMENT

     The undersigned hereby irrevocably requests and instructs the Company to repay $____ principal amount of the within Note, pursuant to its terms, on the "Optional Repayment Date" first occurring after the date of receipt of the within Note as specified below, together with interest thereon accrued to the date of repayment, to the undersigned at:


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              (Please Print or Type Name and Address of the Undersigned)

and to issue to the undersigned, pursuant to the terms of the Indenture, a new Note or Notes representing the remaining principal amount of this Note.

     For this Option to Elect Repayment to be effective, this Note with the Option to Elect Repayment duly completed must be received by the Company within the relevant time period set forth above at its office or agency in the Borough of Manhattan, the City and State of New York, located initially at the office of the Trustee at 101 Barclay Street, 21 West, Attention: Michelle Russo, New York, New York 10286.

Dated:                             _____________________________________________
                                   Note:  The signature to this Option to Elect
                                   Repayment must correspond with the name as written upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever.

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please Insert Social Security or Other
  Identifying Number of Assignee
--------------------------------------

--------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Please Print or Type Name and Address Including Zip Code of Assignee

--------------------------------------------------------------------------------
the within Note and all rights thereunder, hereby irrevocably constituting and appointing


----------------------------------------------------------------------- attorney to transfer such Note on the books of Citigroup Inc., with full power of substitution in the premises.

                                   _____________________________________________
Dated:______________________       Signature

                                   _____________________________________________
                                   NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the Note in every particular, without alteration of enlargement or any change whatsoever

REGISTERED                                                      PRINCIPAL AMOUNT
                                                                  OR FACE AMOUNT

NO. FL ___________               CITIGROUP INC.                            CUSIP
                          MEDIUM-TERM SENIOR NOTE, SERIES A
                              (FLOATING OR INDEXED RATE)

                    Due Nine Months or More from the Date of Issue

     IF APPLICABLE, THE "TOTAL AMOUNT OF OID" AND "YIELD TO MATURITY" SET FORTH BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE UNITED STATES FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.


Issue Price:                                                Original Issue Date:

Initial Interest Rate:                                          Stated Maturity:

Specified Currency (If other than U.S. dollars):

Authorized Denominations:
     (If other than as set forth in the Prospectus Supplement)

Dual Currency Note:                          Yes (see attached)       No

     Optional Payment Currency:
     Designated Exchange Rate:

Base Rate:     CD Rate             Commercial Rate          Federal Funds Rate
               LIBOR Telerate      LIBOR Reuters            Treasury Rate
               Treasury Rate       Prime Rate               J.J. Kenny Rate
               Constant Maturity
               Eleventh District Cost of Funds Rate         Other (see attached)

Interest Reset Period                                  Index Maturity:
or Interest Reset Dates:

Interest Payment Dates:  Accrue to Pay:      Yes                 No

Indexed Principal Note:                      Yes (see attached)  No

Floating Rate:                          Indexed Interest    (see attached)
                                        Rate:

Spread Multiplier:                                          Spread (+/-):


Spread Reset:                           The Spread or Spread Multiplier may not
                                        be changed prior to Stated Maturity.

                                        The Spread or Spread Multiplier may be
                                        changed prior to Stated Maturity (see
                                        attached).

Optional Reset Dates (if applicable):

Maximum Interest Rate:                                      Minimum Interest
                                                            Rate:

Inverse Floating Rate Note:                  Yes (see attached)       No

     Initial Fixed Interest Rate:                      Reset Fixed Reference
                                                       Rate:

Floating Rate / Fixed Rate Note:             Yes (see attached)       No

Amortizing Note:                             Yes                 No

     Amortization Schedule:

Optional Redemption:                         Yes                 No

     Optional Redemption Dates:

     Redemption Prices:

Bond Yield to Maturity:                                Bond Yield to Call:

Optional Repayment:                          Yes                 No

     Optional Repayment Dates:                         Optional Repayment
                                                       Prices:

Optional Extension of Stated Maturity:       Yes                 No

     Final Maturity:

Discount Note:                          Yes                 No

     Total Amount of OID:                              Yield to Maturity:

Renewable Note:                         Yes (see attached)       No

     Initial Maturity Date:                            Special Election Interval
                                                       (if applicable):

     Amount (if less than entire principal amount) as to which election may be exercised:

          CITIGROUP INC., a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the "Company") for value received hereby promises to pay CEDE & Co. or registered assigns, (a) the Principal Amount or, in the case of an Indexed Principal Note, the Face Amount adjusted by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities or by such other objective price, economic or other measures (an "Index") as described above or in the Pricing Supplement attached hereto or delivered herewith, in the Specified Currency on the Stated Maturity shown above, or earlier if and to the extent so provided herein, and (b) to pay accrued interest on the Principal Amount then outstanding (or, in the case of an Indexed Principal Note, the Face Amount then outstanding): (i) if this is a Floating Rate Note, at the Initial Interest Rate shown above from the Original Issue Date shown above until the first Interest Reset Date shown above following the Original Issue Date and thereafter at the Base Rate shown above, adjusted by the Spread or Spread Multiplier, if any, shown above, determined in accordance with the provisions hereof, (ii) if this is an Indexed Rate Note, at a rate determined by reference to an Index as described herein, (iii) if this is an Inverse Floating Rate Note, at the Initial Interest Rate shown above from the Original Issue Date shown above until the first Interest Reset Date shown above following the Original Issue Date and thereafter at the Inverse Floating Rate, as determined in accordance with the provisions hereof, or (iv) if this is a Floating Rate/Fixed Rate Note, at a rate determined as described herein, until, in each case, the Principal Amount or the Face Amount is paid or duly provided for in accordance with the terms hereof. The interest so payable, and punctually paid or duly provided for, on each Interest Payment Date specified herein will, as provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which, in the case of any Interest Payment Date shall be the date (whether or not a Business Day), fifteen calendar days immediately preceding such Interest Payment Date and, in the case of interest payable at Stated Maturity shall be the Stated Maturity of this Note. Notwithstanding the foregoing, if this
Note is issued between a Regular Record Date and the related Interest Payment Date, the interest so payable for the period from the Original Issue Date to such Interest Payment Date shall be paid on the next succeeding Interest Payment Date to the Registered Holder hereof on the related Regular Record Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Registered Holder hereof on such Regular Record Date and may be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee (referred to on the reverse hereof), notice whereof shall be given to Holders of Notes not less than ten days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

          For purposes of this Note, "Business Day" means any day, other than a Saturday or Sunday, that is (i) not a day on which banking institutions are authorized or required by law or regulation to be closed in (a) The City of New York or (b) if the Specified Currency shown above (as defined below) is other than U.S. dollars, the financial center of the country issuing the Specified Currency (which, in the case of the Euro, shall be Brussels, Belgium) and (ii) if the Base Rate specified above is LIBOR, a London Banking Day. "London Banking Day" means any day on which dealings in deposits in the Specified Currency are transacted in the London interbank market.

          If this Note is an Amortizing Note as shown on the face hereof, a portion or all the principal amount of the Note is payable prior to Stated Maturity in accordance with a schedule, by application of a formula, or by reference to an index (as described above).

          The principal hereof and any premium and interest hereon are payable by the Company in the Specified Currency shown above. If the Specified Currency shown above is other than U.S. dollars, the Company will arrange to convert all payments in respect hereof into U.S. dollars in the manner described on the reverse hereof. The Holder hereof may, if so indicated above, elect to receive all payments in respect hereof in the Specified Currency by delivery of a written notice to the Trustee not later than fifteen calendar days prior to the applicable payment date. Such election will remain in effect until revoked by written notice to the Trustee received not later than fifteen calendar days prior to the applicable payment date. If the Company determines that the Specified Currency is not available for making payments in respect hereof due to the imposition of exchange controls or other circumstances beyond the Company's control or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions or within the international banking community, then the Holder hereof may not so elect to receive payments in the Specified Currency, and any such outstanding election shall be automatically suspended, and payments shall be in U.S. dollars, until the Company determines that the Specified Currency is again available for making such payments.

          Payments of interest in U.S. dollars (other than interest payable at Maturity) will be made by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register on the applicable Record Date, PROVIDED, that, if the Holder hereof is the Holder of U.S.$10,000,000 (or the equivalent thereof in a currency other than U.S. dollars determined as provided on the reverse hereof) or more in aggregate principal amount of Notes of like tenor and term, such U.S. dollar interest payments will be made by wire transfer of immediately available funds, but only if appropriate wire transfer instructions have been received in writing by the Trustee not less than fifteen calendar days prior to the applicable Interest Payment Date. Simultaneously with any election by the Holder hereof to receive payments in respect hereof in the Specified Currency (if other than U.S. dollars), such Holder shall provide appropriate wire transfer instructions to the Trustee and all such payments will be made by wire transfer of immediately available funds to an account maintained by the payee with a bank located outside the United States. The principal hereof and any premium and interest hereon payable at Maturity will be paid in immediately available funds upon surrender of this

Note at the corporate trust office or agency of the Trustee located in the City and State of New York.

          REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF AND IN ANY PRICING SUPPLEMENT ATTACHED HERETO OR DELIVERED HEREWITH, AND SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH IN THIS PLACE.

          This Note shall not become valid or obligatory for any purpose unless and until this Note has been authenticated by The Bank of New York, or its successor, as Trustee.

     IN WITNESS WHEREOF, the Company has caused this Note to be executed under its corporate seal.

Dated:

                              CITIGROUP INC.


                              By
                                 ------------------------------------
                                 Authorized Officer

[Seal]

                              Attest
                                    ---------------------------------
                                    Secretary



                            CERTIFICATE OF AUTHENTICATION

        This is one of the Notes issued under the within-mentioned Indenture.


                              THE BANK OF NEW YORK,
                                as Trustee


                              By
                                 -----------------------------------
                                 Authorized Signatory

                                (REVERSE OF SECURITY)

                                   CITIGROUP INC.
                         MEDIUM-TERM SENIOR NOTE, SERIES A
                             (FLOATING OR INDEXED RATE)

GENERAL

          This Note is one of a series of duly authorized debt securities of the Company (the "Debt Securities") issued or to be issued in one or more series under an indenture, dated as of March 15, 1987, as amended (the "Indenture") between the Company and The Bank of New York, as trustee (the "Trustee," which term includes any successor Trustee under the Indenture) to which indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Debt Securities and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered. The U.S. dollar equivalent of the public offering price or purchase price of Notes denominated in currencies other than U.S. dollars will be determined by the Company or its agent, as exchange rate agent for the Notes (the "Exchange Rate Agent") on the basis of the noon buying rate in New York City for cable transfers in foreign currencies as certified for customs purposes by the Federal Reserve Bank of New York (the "Market Exchange Rate") for such currencies on the applicable issue dates.

          Unless otherwise specified above, the authorized denominations of Notes denominated in U.S. dollars will be U.S.$1,000 and any larger amount that is an integral multiple of U.S.$1,000. The authorized denominations of Notes denominated in a currency other than U.S. dollars will be as set forth on the respective faces thereof.

          Each Registered Note will be issued initially as either a Book-Entry Note or, if so specified above, a Certificated Note. Book-Entry Notes will not be exchangeable for Certificated Notes and, except as otherwise provided in the Indenture, will not otherwise be issuable as Certificated Notes.

FLOATING RATE NOTES

          Unless otherwise specified on the face hereof, if this Note is a Floating Rate Note, this Note will bear interest from its Original Issue Date to the first Interest Reset Date (as defined below) at the Initial Interest Rate set forth on the face hereof. Thereafter, the interest rate hereon for each Interest Reset Period (as defined below) will be determined by reference to the Base Rate specified on the face hereof, plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, specified on the face hereof. The Base Rates that may be specified on the face hereof are LIBOR, the Commercial Paper Rate, the Treasury Rate, the Federal Funds Rate, the CD Rate, the Prime Rate, the J.J. Kenny Rate, the Eleventh District Cost of Funds Rate or any other Base Rate specified on the face hereof. "H.15(519)" means the publication entitled "Statistical Release H.15(519), Selected Interest Rates" or any successor publication, published by the Board of Governors of the Federal Reserve System.

          As specified on the face hereof, this Note may also have either or both of the following (in each case expressed as a rate per annum on a simple interest basis): (i) a maximum limitation, or ceiling, on the rate at which interest may accrue during any interest period ("Maximum Interest Rate") and
(ii) a minimum limitation, or floor, on the rate at which interest may accrue during any interest period ("Minimum Interest Rate"). In addition to any Maximum Interest Rate that may be specified on the face hereof, the interest rate will in no event be higher than the maximum rate permitted by applicable law, as the same may be modified by United States law of general application.

          The Company will appoint, and enter into an agreement with, agents (each, a "Calculation Agent") to calculate interest rates on this Note. All determinations of interest rates by the Calculation Agent shall, in the absence of manifest error, be conclusive for all purposes and binding on the Holder hereof. Unless otherwise specified on the face hereof, The Bank of New York shall be the Calculation Agent for this Note. At the request of the Holder hereof, the Calculation Agent will provide the interest rate then in effect and, if determined, the interest rate that will become effective on the next Interest Reset Date.

          The interest rate hereon will be reset daily, weekly, monthly, quarterly, semiannually or annually (such period being the "Interest Reset Period" specified on the face hereof, and the first day of each Interest Reset Period being an "Interest Reset Date"). Unless otherwise specified on the face hereof, the Interest Reset Dates will be, if this Note resets daily, each Business Day; if this Note (unless this Note is a Treasury Rate Note) resets weekly, Wednesday of each week; if this Note is a Treasury Rate Note that resets weekly, Tuesday of each week (except as provided below under "Determination of Treasury Rate"); if this Note resets monthly, the third Wednesday of each month (with the exception of monthly reset Eleventh District Cost of Funds Rate Notes, which reset on the first calendar day of each month); if this Note resets quarterly, the third Wednesday of March, June, September and December of each year; if this Note resets semiannually, the third Wednesday of the two months of each year specified on the face hereof; and if this Note resets annually, the third Wednesday of the month of each year specified on the face hereof. If an Interest Reset Date would otherwise be a day that is not a Business Day, such Interest Reset Date shall be postponed to the next succeeding Business Day, except that, if the Base Rate specified on the face hereof is LIBOR and such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Business Day. If an auction of direct obligations of United States Treasury Bills falls on a day that is an Interest Reset Date for Treasury Rate Notes, the Interest Reset Date shall be the succeeding Business Day.

          Unless otherwise specified on the face hereof, the interest payable hereon on each Interest Payment Date shall be the interest accrued from and including the Original Issue Date or the last date to which interest has been paid, as the case may be, to but excluding such Interest Payment Date, PROVIDED, HOWEVER, that if the interest rate is reset daily or weekly, the interest payable hereon shall be the interest accrued from and including the Original Issue Date or the last date to which interest has been accrued and paid, as the case may be, to but excluding the Record Date immediately preceding such Interest Payment Date, except that, at Maturity, the interest payable will include interest accrued to, but excluding, the date of Maturity.

          If more than one Interest Reset Date occurs during any period for which accrued interest is being calculated, accrued interest shall be calculated by multiplying the principal amount hereof (or if this Note is an Indexed Principal Note, the Face Amount specified on the face hereof) by an accrued interest factor. Such accrued interest factor will be computed by adding the interest factors calculated for each day in the period for which accrued interest is being calculated. The interest factor (expressed as a decimal calculated to seven decimal places without rounding) for each such day is computed, unless otherwise specified on the face hereof, by dividing the interest rate in effect on such day by 360 if the Base Rate specified on the face hereof is the Commercial Paper Rate, the Federal Funds Rate, the CD Rate, the J.J. Kenny Rate, the Prime Rate, the Eleventh District Cost of Funds Rate or LIBOR, or by the actual number of days in the year, if the Base Rate specified on the face hereof is the Treasury Rate. In all other cases, accrued interest shall be calculated by multiplying the principal amount hereof (or if this Note is an Indexed Principal Note, the Face Amount specified on the face hereof) by the interest rate in effect during the period for which accrued interest is being calculated, and multiplying that product by the quotient obtained by dividing the number of days in the period for which accrued interest is being calculated by 360 if the Base Rate specified on the face hereof is the Commercial Paper Rate, the Federal Funds Rate, the CD Rate the J.J. Kenny Rate, the prime Rate, the Eleventh District cost of Funds Rate or LIBOR, or by the actual number of days in the year, if the Base Rate specified on the face hereof is the Treasury Rate. For purposes of making the foregoing calculations, the interest rate in effect on any Interest Reset Date will be the applicable rate as reset on such date.

          Unless otherwise specified on the face hereof, all percentages resulting from any calculation of the rate of interest hereof will be rounded, if necessary, to the nearest 1/100,000 of 1% (.0000001), with five one-millionths of a percentage point rounded upward, and all currency amounts used in or resulting from such calculation will be rounded to the nearest one-hundredth of a unit (with .005 of a unit being rounded upward).

          Unless otherwise specified on the face hereof, interest will be payable, if this Note resets daily, weekly or monthly (other than Eleventh District Cost of Funds Rate Notes), on the third Wednesday of each month or on the third Wednesday of March, June, September and December of each year, as specified on the face hereof or, in the case of Eleventh District Cost of Funds Rate Notes, on the first calendar day of each March, June, September and December; if this Note resets quarterly, on the third Wednesday of March, June, September and December of each year; if this Note resets semiannually, on the third Wednesday of the two months of each year specified on the face hereof; and if this Note resets annually, on the third Wednesday of the month of each year specified on the face hereof, and in each case at Maturity (each such day being an "Interest Payment Date"). If an Interest Payment Date would otherwise fall on a day that is not a Business Day, such Interest Payment Date shall be postponed to the next succeeding Business Day, except that, if the Base Rate specified on the face hereof is LIBOR and such Business Day is in the next succeeding calendar month, such Interest Payment Date shall be the immediately preceding Business Day, PROVIDED, HOWEVER, if with respect to any Note for which "Accrue to Pay" is not specified on the face hereof, if an Interest Payment Date with respect to such Note would otherwise be a day that is not a Business Day, such Interest Payment Date shall not be postponed; PROVIDED, FURTHER, that any payment required to be made in respect of a Note that does not Accrue to Pay on a date (including the day of Stated Maturity) that is not a Business Day for such Note need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such dates, and no additional interest shall accrue as a result of such delayed payment.

          Subject to applicable provisions of law and except as specified herein, on each Interest Reset Date the rate of interest shall be the rate determined in accordance with the provisions of the applicable heading below.

DETERMINATION OF CD RATE

          If the Base Rate specified on the face hereof is the CD Rate, this Note will bear interest for each Interest Reset Period at the interest rate calculated with reference to the CD Rate and the Spread or Spread Multiplier, if any, specified on the face hereof. The "CD Rate" for each Interest Reset Period shall be the rate as of the second Business Day prior to the Interest Reset Date for such Interest Reset Period (a "CD Rate Determination Date") for negotiable certificates of deposit having the Index Maturity specified on the face hereof as published in H.15(519) under the heading "CDs (Secondary Market)." In the event that such rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date (as defined below) pertaining to such CD Rate Determination Date, then the "CD Rate" for such Interest Reset Period will be the rate on such CD Rate Determination Date for negotiable certificates of deposit of the Index Maturity specified on the face hereof as published by the Federal Reserve Bank of New York in its daily statistical release "Composite 3:30 p.m. Quotations for U.S. Government Securities" ("Composite Quotations") under the heading "Certificates of Deposit." If by 3:00 p.m., New York City time, on such Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, then the "CD Rate" for such Interest Reset Period will be calculated by the Calculation Agent and will be the arithmetic mean of the secondary market offered rates as of 10:00 a.m., New York City time, on such CD Rate Determination Date of three leading nonbank dealers in negotiable U.S. dollar certificates of deposit in The City of New York selected by the Calculation Agent for negotiable certificates of deposit of major United States money center banks of the highest credit standing (in the market for negotiable certificates of deposit) with a remaining maturity closest to the Index Maturity on the face hereof in a denomination of $5,000,000, PROVIDED, HOWEVER, that if the dealers selected as aforesaid by the Calculation Agent are not quoting offered rates as mentioned in this sentence, the CD Rate for such Interest Reset

Period will be the same as the CD Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Interest Rate).

          The "Calculation Date" pertaining to any CD Rate Determination Date shall be the tenth calendar day after such CD Rate Determination Date or, if such day is not a Business Day, the next succeeding Business Day.

DETERMINATION OF COMMERCIAL PAPER RATE

          If the Base Rate shown on the face hereof is the Commercial Paper Rate, this Note will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Commercial Paper Rate and the Spread or Spread Multiplier, if any, specified on the face hereof. The "Commercial Paper Rate" for each Interest Reset Period will be determined by the Calculation Agent as of the second Business Day prior to the Interest Reset Date for such Interest Reset Period (a "Commercial Paper Rate Determination Date") and shall be the Money Market Yield (as defined below) on such Commercial Paper Rate Determination Date of the rate for commercial paper having the Index Maturity specified on the face hereof, as such rate shall be published in H.15(519) under the heading "Commercial Paper." In the event that such rate is not published prior to 3:00 p.m., New York City time, on the tenth calendar day after such Commercial Paper Rate Determination Date or, if such day is not a Business Day, the next succeeding Business Day, (the "Calculation Date") then the Commercial Paper Rate for such Interest Reset Period shall be the Money Market Yield on such Commercial Paper Rate Determination Date of the rate for commercial paper of the Index Maturity specified on the face hereof as published in Composite Quotations under the heading "Commercial Paper." If by 3:00 p.m., New York City time, on such Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, then the "Commercial Paper Rate" for such Interest Reset Period shall be the Money Market Yield of the arithmetic mean of the offered rates as of 11:00 a.m., New York City time, on such Commercial Paper Rate Determination Date of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent for commercial paper of the Index Maturity specified on the face hereof placed for an industrial issuer whose bonds are rated "AA" or the equivalent by a nationally recognized rating agency, PROVIDED, HOWEVER, that if the dealers selected as aforesaid by the Calculation Agent are not quoting offered rates as mentioned in this sentence, the "Commercial Paper Rate" for such Interest Reset Period will be the same as the Commercial Paper Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Interest Rate).

          "Money Market Yield" shall be the yield calculated in accordance with the following formula:

                                   D x 360
          Money Market Yield = ------------------ X 100
                                 360 - (D x M)
where "D" refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal and "M" refers to the actual number of days in the Index Maturity specified on the face hereof.

          The "Calculation Date" pertaining to any Commercial Paper Rate Determination Date shall be the tenth calendar day after such Commercial Paper Rate Determination Date or, if such day is not a Business Day, the next succeeding Business Day.

DETERMINATION OF FEDERAL FUNDS RATE

          If the Base Rate specified on the face hereof is the Federal Funds Rate, this Note will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Federal Funds Rate and Spread or Spread Multiplier, if any, specified on the face hereof. The "Federal Funds Rate" for each Interest Reset Period shall be the effective rate on the Interest Reset Date for such Interest Reset Period (a "Federal Funds Rate Determination Date") for Federal Funds as published in H.15(519) under the heading "Federal Funds (Effective)." In the event that such rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date (as defined below) pertaining to such Federal Funds Rate Determination Date, the "Federal Funds Rate" for such Interest Reset Period shall be the rate on such Federal Funds Rate Determination Date as published in Composite Quotations under the heading "Federal Funds/Effective Rate." If by 3:00 p.m., New York City time, on such Calculation Date, such rate is not yet published in either H.15(519) or Composite Quotations, then the "Federal Funds Rate" for such Interest Reset Period shall be the rate on such Federal Funds Rate Determination Date made publicly available by the Federal Reserve Bank of New York which is equivalent to the rate which appears in H.15(519) under the heading "Federal Funds (Effective)," PROVIDED, HOWEVER, that if such rate is not made publicly available by the Federal Reserve Bank of New York by 3:00 p.m., New York City time, on such Calculation Date, the "Federal Funds Rate" for such Interest Reset Period will be the same as the Federal Funds Rate in effect for the immediately preceding Interest Reset Period (or, if there is no such Interest Reset Period, the Initial Interest Rate). If this Note resets daily, the interest rate on this Note for the period from and including a Monday to but excluding the succeeding Monday will be reset by the Calculation Agent on such second Monday (or, if not a Business Day, on the next succeeding Business Day) to a rate equal to the average of the Federal Funds Rates in effect with respect to each such day in such week.

          The "Calculation Date" pertaining to any Federal Funds Rate Determination Date shall be the next succeeding Business Day.

DETERMINATION OF LIBOR

          If the Base Rate specified on the face hereof is LIBOR, this Note will bear interest for each Interest Reset Period at the interest rate calculated with reference to LIBOR and the Spread or Spread Multiplier, if any, specified on the face hereof. "LIBOR" for each Interest Reset Period will be determined by the Calculation Agent as follows:

          (1) On the second London Banking Day prior to the Interest Reset Date for such Interest Reset Period (a "LIBOR Determination Date"), the Calculation Agent for such LIBOR Note will determine the offered rates for deposits in the Specified Currency for the period of the Index Maturity specified on the face hereof, commencing on such Interest Reset Date, which appear on the Designated LIBOR Page at approximately 11:00 a.m., London time, on such LIBOR Determination Date. "Designated LIBOR Page" means either (a) if "LIBOR Telerate" is designated on the face hereof, the display designated as page "3750" on the Bridge Telerate Service (or such other page as may replace page "3750" on such service or such other service as may be nominated by the British Bankers' Association for the purpose of displaying the London interbank offered rates of major banks) or (b) if "LIBOR Reuters" is designated on the face hereof, the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on such service or such other service as may be nominated by the British Bankers' Association for the purpose of displaying London interbank offered rates of major banks). If neither LIBOR Reuters nor LIBOR Telerate is specified on the face hereof, LIBOR will be determined as if LIBOR Telerate had been specified. If at least two such offered rates appear on the Designated LIBOR Page, "LIBOR" for such Interest Reset Period will be the arithmetic mean of such offered rates as determined by the Calculation Agent for such LIBOR Note.

          (2) If LIBOR cannot be determined as described above (either because the Designated LIBOR Page is no longer available or because fewer than two offered rates appear on the Designated LIBOR Page on such LIBOR Determination Date), the Calculation Agent will request the principal London offices of each of four major banks in the London interbank market selected by the Calculation Agent to provide the Calculation Agent with its offered quotations for deposits in the Specified Currency for the period of the Index Maturity specified on the face hereof, commencing on such Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on such LIBOR Determination Date and in a principal amount equal to an amount of not less than $1,000,000 or the approximate equivalent thereof in the Specified Currency that is representative of a single transaction in such market at such time. If at least two such quotations are provided, "LIBOR" for such Interest Reset Period will be the arithmetic mean of such quotations. If fewer than two such quotations are provided, "LIBOR" for such Interest Reset Period will be the arithmetic mean of rates quoted by three major banks in The City of New York selected by the Calculation Agent at approximately 11:00 a.m., New York City time, on such LIBOR Determination Date for loans in the Specified Currency to leading European banks for the period of the Index Maturity specified on the face hereof, commencing on such Interest Reset Date, and in a principal amount equal to an amount of not less than $1,000,000 or the approximate equivalent thereof in the Specified Currency that is representative of a single transaction in such market at such time, PROVIDED, HOWEVER, that if fewer than three banks selected as aforesaid by the Calculation Agent are quoting rates as mentioned in this sentence, "LIBOR" for such Interest Reset Period will be the same as LIBOR for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Interest Rate).

DETERMINATION OF TREASURY RATE

          If the Base Rate specified on the face hereof is the Treasury Rate, this Note will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Treasury Rate and the Spread or Spread Multiplier, if any, specified on the face hereof. Unless "Treasury Rate Constant Maturity" is specified on the face hereof, The "Treasury Rate" for each Interest Reset Period will be the rate for the auction held on the Treasury Rate Determination Date (as defined below) for such Interest Reset Period of direct obligations of the United States ("Treasury bills") having the Index Maturity specified on the face hereof, as published in H.15(519) under the heading "U.S. Government Securities-Treasury bills-auction average (investment)" or, if not so published by 3:00 p.m., New York City time, on the tenth calendar day after such Treasury Rate Determination Date (or, if such day is not a Business Day, the next succeeding Business Day) (the "Calculation Date"), the auction average rate (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) on such Treasury Rate Determination Date as otherwise announced by the United States Department of the Treasury. In the event that the results of the auction of Treasury bills having the Index Maturity specified on the face hereof are not published or reported as provided above by 3:00 p.m., New York City time, on such Calculation Date, or if no such auction is held on such Treasury Rate Determination Date, then the "Treasury Rate" for such Interest Reset Period shall be calculated by the Calculation Agent and shall be a yield to maturity (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates as of approximately 3:30 p.m., New York City time, on such Treasury Rate Determination Date, of three leading primary United States government securities dealers selected by the Calculation Agent for the issue of Treasury bills with a remaining maturity closest to the Index Maturity specified on the face hereof, PROVIDED, HOWEVER, that if the dealers selected as aforesaid by the Calculation Agent are not quoting bid rates as mentioned in this sentence, then the "Treasury Rate" for such Interest Reset Period will be the same as the Treasury Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Interest Rate).

          The "Treasury Rate Determination Date" for each Interest Reset Period will be the day of the week in which the Interest Reset Date for such Interest Reset Period falls on which Treasury bills would normally be auctioned.
Treasury bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that such auction may be held on the preceding Friday. If, as the result of a legal holiday, an auction is so held on the preceding Friday, such Friday will be the Treasury Rate Determination Date pertaining to the Interest Reset Period commencing in the next succeeding week. If an auction date shall fall on any day that would otherwise be an Interest Reset Date for a Note whose Base Rate is the Treasury Rate, then such Interest Reset Date shall instead be the Business Day immediately following such auction date.

          If "Constant Maturity" is specified in the applicable
Pricing Supplement, the "Treasury Rate" for each Interest Reset Period will be the rate that is set forth in the Federal Reserve Board publication H.15(519) opposite the caption "U.S. Government/Securities/Treasury Constant Maturities/" in the Index Maturity with respect to the applicable Constant Maturity Treasury Rate Determination Date (as defined below). If the H.15(519) is not published, the "Treasury Rate" shall be the rate that was set forth on Telerate Page 7055, or its successor page (as determined by the Calculation Agent), on the applicable Constant Maturity Treasury Rate Determination Date opposite the applicable Index Maturity. If no such rate is set forth, then the Treasury Rate for such Interest Reset Period shall be established by the Calculation Agent as follows. The Calculation Agent will contact the Federal Reserve Board and request the Treasury Rate, in the applicable Index Maturity, for the Constant Maturity Treasury Rate Determination Date. If the Federal Reserve Board does not provide such information, then the Treasury Rate for such Interest Reset Date will be the arithmetic mean of bid-side quotations, expressed in terms of yield, reported by three leading U.S. government securities dealers (one or more of which may be an Agent), according to their written records, as of 3:00 p.m. (New York City time) on the Constant Maturity Treasury Rate Determination Date, for the noncallable U.S. Treasury Note that is nearest in maturity to the Index Maturity, but not less than exactly the Index Maturity and for the noncallable U.S. Treasury Note that is nearest in maturity to the Index Maturity, but not more than exactly the Index Maturity. The Calculation Agent shall calculate the Treasury Rate by interpolating to the Index Maturity based on an actual/actual date count basis, the yield on the two Treasury Notes selected. If the Calculation Agent cannot obtain three such adjusted quotations, the Treasury Rate for such Interest Reset Date will be the arithmetic mean of all such quotations, or if only one such quotation is obtained, such quotation, obtained by the Calculation Agent. In all events, the Calculation Agent shall continue polling dealers until at least one adjusted yield quotation can be determined.

          "The Constant Maturity Treasury Rate Determination Date" shall be the tenth Business Day prior to the Interest Reset Date for the applicable Interest Reset Period.

          The "Calculation Date" pertaining to any Treasury Rate Determination Date or Constant Maturity Treasury Rate Determination Date, as applicable, shall be the tenth calendar day after such Treasury Rate Determination Date or Constant Maturity Treasury Rate Determination Date, as applicable, or, if such a day is not a Business Day, the next succeeding Business Day.

DETERMINATION OF PRIME RATE

          Prime Rate Notes will bear interest at the interest rates (calculated with reference to the Prime Rate and the Spread and/or Spread Multiplier, if
any) specified in the Prime Rate Notes and in the applicable Pricing Supplement.

          Unless otherwise indicated in the applicable Pricing Supplement, the "Prime Rate" for each Interest Reset Period will be determined by the Calculation Agent for such Prime Rate Note as of the second Business Day prior to the Interest Reset Date for such Interest Reset Period (a "Prime Rate Determination Date") and shall be the rate made available and subsequently published on such date in H.15(519) under the heading "Bank Prime Loan." In the event that such rate has not been made available prior to 3:00 P.M., New York City time, on the Calculation Date (as defined below) pertaining to such Prime Rate Determination Date, the Prime Rate will be calculated by the Calculation Agent and will be the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters Screen NYMF Page (as defined below) as such bank's prime rate or base lending rate as in effect for such Prime Rate Determination Date. If fewer than four such rates but more than one such rate appear on the Reuters Screen NYMF Page for the Prime Rate Determination Date, the rate shall be the arithmetic mean of the prime rates quoted on the basis of the actual number of days in the year divided by 360 as of the close of business on such Prime Rate Determination Date by four major money center banks in The City of New York selected by the Calculation Agent.
If fewer than two such rates appear on the Reuters Screen NYMF Page, the Prime Rate will be calculated by the Calculation Agent and will be the arithmetic mean of the prime rates quoted in The City of New York on such Prime Rate Determination Date by at least three substitute banks or trust companies organized and doing business under the laws of the United States, or any State thereof, having total equity capital of at least U.S. $500,000,000 and being subject to supervision or examination by Federal or State authority, selected by the Calculation Agent to provide such rate or rates; PROVIDED, HOWEVER, that if the banks or trust companies selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Prime Rate with respect to such Prime Rate Determination Date will be the Prime Rate in effect on such Prime Rate Determination Date. "Reuters Screen NYMF Page" means the display designated as page "NYMF" on the Reuters Monitor Money Rates Service (or such other page as may replace the NYMF page on that service for the purpose of displaying prime rates or base lending rates of major United States banks).

          The "Calculation Date" pertaining to any Prime Rate Determination Date shall be the tenth calendar day after such Prime Rate Determination Date or, if such day is not a Business Day, the next succeeding Business Day.

DETERMINATION OF J.J. KENNY RATE

          J.J. Kenny Rate Notes will bear interest at the interest rates (calculated by reference to the J.J. Kenny Rate and the Spread and/or Spread Multiplier, if any) specified in the J.J. Kenny Rate Notes and in the applicable Pricing Supplement.

          Unless otherwise indicated in an applicable Pricing Supplement, the "J.J. Kenny Rate" for each Interest Reset Period will be determined by the Calculation Agent for such J.J. Kenny Rate Note as of the second Business Day prior to the Interest Reset Date for such Interest Reset Period (a "J.J. Kenny Rate Determination Date") and shall be the per annum rate on such date equal to the index made available and subsequently published by Kenny Information Systems or its successor, based upon 30-day yield evaluations at par of bonds, the interest on which is excludable from gross income for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"), of not less than five "high grade" component issuers selected from time to time by Kenny Information Systems, including without limitation, issuers of general obligation bonds; PROVIDED, HOWEVER, that the bonds on which the index is based shall not include any bonds the interest on which is subject to an "alternate minimum tax" or similar tax under the Code, unless all tax-exempt bonds are subject to such tax. If such rate is not made available by 3:00 P.M., New York City time, on the Calculation Date (as defined below) pertaining to such J.J. Kenny Rate Determination Date, the J.J. Kenny Rate shall be the rate quoted by a successor indexing agent selected by the Company equaling the prevailing rate for bonds rated in the highest short-term rating category by Moody's Investors Service, Inc. and Standard & Poor's Corporation in respect of issuers selected by such successor indexing agent most closely resembling the "high grade" component issuers selected by Kenny Information Systems that are subject to tender by the holders thereof for purchase on not more than seven days' notice and the interest on which is (A) variable on a weekly basis, (B) excludable from gross income for federal income tax purposes under the Code, and (C) not subject to an "alternate minimum tax" or similar tax under the Code, unless all tax-exempt bonds are subject to such tax; PROVIDED, HOWEVER, that if a successor indexing agent is not available, the J.J. Kenny Rate with respect to such J.J. Kenny Rate Determination Date will be the J.J. Kenny Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Interest Rate).

          The "Calculation Date" pertaining to any J.J. Kenny Rate Determination Date shall be the tenth calendar day after such J.J. Kenny Rate Determination Date or, if such day is not a Business Day, the next succeeding Business Day.

DETERMINATION OF ELEVENTH DISTRICT COST OF FUNDS RATE

          Eleventh District Cost of Funds Rate Notes will bear interest at the interest rates (calculated by reference to the Eleventh District Cost of Funds Rate and the Spread and/or Spread Multiplier, if any) specified in the Eleventh District Cost of Funds Rate Notes and in the applicable Pricing Supplement.

          Unless otherwise indicated in an applicable Pricing Supplement, the "Eleventh District Cost of Funds Rate," for each Interest Reset Period will be determined by the Calculation Agent for such Eleventh District Cost of Funds Rate Note as of the last working day of the month immediately prior to such Interest Reset Date for such Interest Reset Period on which the Federal Home Loan Bank of San Francisco (the "FHLB of San Francisco") publishes the Eleventh District Cost of Funds Index (as defined below) (the "Eleventh District Cost of Funds

Rate Determination Date"), and shall be the rate equal to the monthly weighted average cost of funds for the calendar month preceding such Eleventh District Cost of Funds Rate Determination Date as set forth under the caption "Eleventh District" on the Telerate Page 7058 as of 11:00 A.M., San Francisco time, on such Eleventh District Cost of Funds Rate Determination Date. If such rate does not appear on Telerate Page 7058 on any related Eleventh District Cost of Funds Rate Determination Date, the Eleventh District Cost of Funds Rate for such Eleventh District Cost of Funds Rate Determination Date shall be the monthly weighted average cost of funds paid by member institutions of the Eleventh Federal Home Loan Bank District that was most recently announced (the "Eleventh District Cost of Funds Rate Index") by the FHLB of San Francisco as such cost of funds for the calendar month preceding the date of such announcement. If the FHLB of San Francisco fails to announce such rate for the calendar month next preceding such Eleventh District Cost of Funds Rate Determination Date, then the Eleventh District Cost of Funds Rate for such Eleventh District Cost of Funds Rate Determination Date will be the Eleventh District Cost of Funds Rate in effect on such Eleventh District Cost of Funds Rate Determination Date.

INVERSE FLOATING RATE NOTES

          If this Note is designated as an Inverse Floating Rate Note on the face hereof, the Inverse Floating Rate shall be equal to (i) in the case of the period, if any, commencing on the Issue Date (or such other date which may be specified on the face hereof as the date on which this Note shall begin to accrue interest), up to the first Interest Reset Date, the Initial Fixed Interest Rate shown above, and (ii) in the case of each period commencing on an Interest Reset Date, the Reset Fixed Reference Rate shown above minus the interest rate determined by reference to the Base Rate shown above, as adjusted by the Spread or Spread Multiplier, if any, as determined in accordance with the provisions hereof, PROVIDED, HOWEVER, that (x) the interest rate thereon will not be less than zero and (y) the interest rate in effect for the ten days immediately prior to the date of Maturity will be the rate in effect on the tenth day preceding such date.

FLOATING RATE/FIXED RATE NOTES

          If this Note is designated as a Floating Rate/Fixed Rate Note, this Note will be a Floating Rate note for a specified portion of its term and a Fixed Rate Note for the remainder of its term, in which event the interest rate on this Note will be determined as provided herein as if it were a Floating Rate Note and a Fixed Rate Note hereunder for each such respective period, all as described herein and in the applicable Pricing Supplement.

SUBSEQUENT INTEREST PERIODS

          If so specified on the face hereof, the Spread or Spread Multiplier on this Note may be reset by the Company on the date or dates specified on the face hereof (each an "Optional Reset Date"). Not later than 40 days prior to each Optional Reset Date, the Trustee will mail to the Holder of this Note a notice (the "Reset Notice"), first class, postage prepaid, indicating whether the Company has elected to reset the Spread or Spread Multiplier, and if so, (i) such new Spread or Spread Multiplier and (ii) the provisions, if any, for redemption during the period from such Optional Reset Date to the next Optional Reset Date, or, if there is no such next Optional Reset Date, to the Stated Maturity of this Note (each such period, a "Subsequent Interest Period"), including the date or dates on which or the period or periods during which and the price or prices at which such redemption may occur during the Subsequent Interest Period. Notwithstanding the foregoing, not later than 20 days prior to the Optional Reset Date, the Company may, at its option, revoke the Spread or Spread Multiplier provided for in the Reset Notice and establish a higher Spread or Spread Multiplier for the Subsequent Interest Period by causing the Trustee to mail notice of such higher Spread or Spread Multiplier to the Holder of this Note. Such notice shall be irrevocable. All Registered Notes with respect to which the Spread or Spread Multiplier is reset on an Optional Reset Date will bear such higher Spread or Spread Multiplier.

          The Holder of this Note will have the option to elect repayment by the Company on each Optional Reset Date at a price equal to the principal amount hereof, plus interest accrued to such Optional Reset Date. In order to obtain repayment on an Optional Reset Date, the Holder must follow the procedures set forth below for optional repayment, except that the period for delivery or notification to the Trustee shall be at least 25 but not more than 35 days prior to such Optional Reset Date, and except that if the Holder has tendered this Note for repayment pursuant to a Reset Notice, the Holder may, by written notice to the Trustee, revoke such tender for repayment until the close of business on the tenth day before the Optional Reset Date.

INDEXED NOTES

          If this Note is an Indexed Note, then certain or all interest payments, in the case of an Indexed Rate Note, and/or the principal amount payable at Stated Maturity or earlier redemption or retirement, in the case of an Indexed Principal Note, is determined by reference to the amount designated on the face hereof as the Face Amount of this Note and by reference to the Index as described on the face hereof. If this Note is a Floating Rate Note or Indexed Rate Note that is also an Indexed Principal Note, the amount of any interest payment will be determined by reference to the Face Amount described on the face hereof unless otherwise specified. If this Note is an Indexed Principal Note, the principal amount payable at Stated Maturity or any earlier redemption or repayment of this Note may be different from the Face Amount. If the determination of the Index is calculated or announced by a third party, which may be an affiliate of the Company, and such third party either suspends the calculation or announcement of such Index or changes the basis upon which such Index is calculated (other than changes consistent with policies in effect at the time this Note was issued and permitted changes described on the face hereof), then such Index shall be calculated for this Note's purposes by another third party, which may be an affiliate of the Company, selected by the Company subject to the same conditions and controls as applied to the original third party. If for any reason such Index cannot be calculated on the same basis and subject to the same conditions and controls as applied to the original third party, then the indexed interest payments, if any, or any indexed principal amount of this Note shall be calculated in the manner described on the face hereof. Any determination of such third party shall, in the absence of manifest error, be binding on all parties.

SPECIFIED CURRENCY

          If the Specified Currency is other than U.S. dollars, the amount of any U.S. dollar payment to be made in respect hereof will be determined by the Company or its agent based on the highest firm bid quotation expressed in U.S. dollars received by the Company or its agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable payment date (or, if no such rate is quoted on such date, the last date on which such rate was quoted) from three (or, if three are not available, then two) recognized foreign exchange dealers in The City of New York selected by the Exchange Rate Agent (one or more of which may be an agent involved in the distribution of the Notes (an "Agent") and another of which may be the Exchange Rate Agent) for the purchase by the quoting dealer, for settlement on such payment date, of the aggregate amount of the Specified Currency payable on such payment date in respect of all Notes denominated in such Specified Currency. All currency exchange costs will be borne by the Holders of such Notes by deductions from such payments. If no such bid quotations are available, then such payments will be made in the Specified Currency, unless the Specified Currency is unavailable due to the imposition of exchange controls or to other circumstances beyond the Company's control, in which case payment will be made as described in the next paragraph.

PAYMENTS IN CURRENCIES OTHER THAN THE SPECIFIED CURRENCY

          Except as set forth below, if any payment in respect hereof is required to be made in a Specified Currency other than U.S. dollars and such currency is unavailable due to the imposition of exchange controls or other circumstances beyond the Company's control or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions of or within the international banking community, then such payment shall be made in U.S. dollars until such currency is again available or so used. The amount so payable on any date in such foreign currency shall be converted into U.S. dollars on the basis of the most recently available Market Exchange Rate for such currency or as otherwise indicated on the face hereof. Any payment made under such circumstances in U.S. dollars will not constitute an Event of Default under the Indenture.

          In the event of an official redenomination of the Specified
Currency of this Note (other than as a result of European Monetary Union, but including, without limitation, an official redenomination of any such Specified Currency that is a composite currency), the obligations of the Company with respect to payments on this Note shall, in all cases, be deemed immediately following such redenomination to provide for the payment of that amount of redenominated currency representing the amount of such obligations immediately before such redenomination. This Note does not provide for any adjustment to any amount payable under this Note as a result of (i) any change in the value of the Specified Currency hereof relative to any other currency due solely to fluctuations in exchange rates or (ii) any redenomination of any component currency of any composite currency (unless such composite currency is itself officially redenominated). In the event of European Monetary Union, the procedures described in this paragraph shall not apply, and the obligations of the Company with respect to payments on this Note shall instead be determined as set forth in the following paragraph.

          Stage III of the European Economic and Monetary Union ("Stage III") is presently scheduled to commence on January 1, 1999 for those member states of the European Union that satisfy the economic convergence criteria set forth in the Treaty on European Union. On March 25, 1998, the European Commission officially recommended that eleven of the member states of the European Union be allowed to participate in Stage III; these eleven member states are Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, The Netherlands, Portugal and Spain (collectively, the "Participating Member States"). It is possible that additional member states of the European Union may participate in Stage III after January 1, 1999, in which case each such additional member state
will also become a "Participating Member State."   Certain of the foreign
currencies in which this Note may be denominated or payments in respect of this Note may be due or by which amounts due on the Notes may be calculated may be issued by Participating Member States (each such country, a "Relevant Jurisdiction" with respect to such Note). Stage III includes the introduction of a new legal currency (the "Euro") which will be legal tender in the Participating Member States, existing in parallel with the present national currency of each Participating Member State. It is currently anticipated that on and after January 1, 2002, the national currencies of Participating Member States will cease to exist and the sole legal tender in such States will be the Euro. It is anticipated that the European Union will adopt regulations or other legislation providing specific rules for the introduction of the Euro in substitution for the respective national currencies of Participating Member States, which regulations or legislation may be supplemented by legislation of the individual member states. The laws and regulations of the European Union (and, if any, of such Relevant Jurisdiction) relating to the Euro implemented pursuant to or by virtue of the Treaty on European Union may apply to this Note and the Indenture. Such laws and regulations, and future market conventions applicable in the European Union to securities similar to this Note, may be inconsistent in varying degrees with the terms and conditions of this Note. To the extent that references in the Indenture governing this Note or in the terms and conditions of this Note, to any business day, day-count, day-count fraction or other convention shall be inconsistent with such European Union laws, regulations or market conventions that are applicable to securities similar to this Note held in international clearing systems, the Company, in its discretion (but after consultation with the Trustee, and with any principal paying agent located in a European Union member state), may amend such references and terms and conditions to be in harmony with, or to otherwise comply with, such laws, regulations and/or market conventions. Any such amendment shall be effected without the necessity of obtaining the consent of the Holder of this Note.

          If, following the commencement of Stage III by a Relevant Jurisdiction, the Company has the option, pursuant to applicable law, to make payments of principal of, or interest on or any other amounts in respect of, this Note in either the current national currency of a Relevant Jurisdiction or Euro, the Company will make such payments in such national currency or Euro at its sole discretion. To the extent that the introduction of the Euro necessitates the rounding up or down of certain amounts or quotations expressed in Euro with respect to this Note, such rounding will be made in conformity with prevailing market conventions in the European Union or, in the absence of an applicable market convention, to the nearest Euro cent.

          The circumstances and consequences described in this paragraph and any resultant amendment to the terms and conditions of this Note will not entitle any Holder hereof (i) to any legal remedy, including, without limitation, redemption, rescission, notice, repudiation, adjustment or renegotiation of the terms and conditions of this Note or the Indenture, or (ii) to raise any defense or make any claim (including, without limitation, claims of breach, force majeure, frustration of purpose or impracticability) or any other claim for compensation, damages or any other relief.

DUAL CURRENCY NOTES

          If this Note is specified on the face hereof as a Dual Currency Note, the Company may have a one time option, exercisable on one or more dates (each an "Option Election Date") in whole, but not in part, with respect to all Dual Currency Notes issued on the same day and having the same terms (a "Tranche"), of thereafter making all payments of principal, premium, if any, and interest (which payments would otherwise be made in the Specified Currency of such Notes) in an optional currency (the "Optional Payment Currency").

          If the Company makes such an election, the amount payable in the Optional Payment Currency shall be determined using the Designated Exchange Rate specified in the applicable Pricing Supplement. If such election is made, notice of such election shall be mailed in accordance with the terms of the applicable Tranche of Dual Currency Notes within two Business Days of the Option Election Date and shall state (i) the first date, whether an Interest Payment Date and/or Stated Maturity, in which scheduled payments in the Optional Payment Currency will be made and (ii) the Designated Exchange Rate. Any such notice by the Company, once given, may not be withdrawn. The equivalent value in the Specified Currency of payments made after such an election may be less, at the then current exchange rate, than if the Company had made such payment in the Specified Currency.

RENEWABLE NOTES

          If this Note is specified on the face hereof as a Renewable Note, this Note will mature on an Interest Payment Date occurring in or prior to the twelfth month following the Original Issue Date of this Note (the "Initial Maturity Date") unless the term of all or any portion of this Note is renewed in accordance with the following procedures:

          On the Interest Payment Date occurring in the sixth month (unless a different interval (the "Special Election Interval") is specified on the face hereof) prior to the Initial

Maturity Date of a this Note (the "Initial Renewal Date") and on the Interest Payment Date occurring in each sixth month (or in the last month of each Special Election Interval) after such Initial Renewal Date (each, together with the Initial Renewal Date, a "Renewal Date"), the term of this Note may be extended to the Interest Payment Date occurring in the twelfth month (or, if a Special Election Interval is specified on the face hereof, the last month in a period equal to twice the Special Election Interval) after such Renewal Date, if the Holder of this Note elects to extend the term of this Note or any portion thereof as described below. If the Holder does not elect to extend the term of any portion of the principal amount of this Note during the specified period prior to any Renewal Date, such portion will become due and payable on the Interest Payment Date occurring in the sixth month (or the last month in the Special Election Interval) after such Renewal Date (the "New Maturity Date").

          The Holder may elect to renew the term of this Note, or if so specified, any portion thereof, by delivering a notice to such effect to the Trustee (or any duly appointed paying agent) at the corporate trust office of the Trustee or agency of the Trustee in the City of New York not less than 15 nor more than 30 days prior to such Renewal Date. Such election will be irrevocable and will be binding upon each subsequent Holder of this Note. An election to renew the term of this Note may be exercised with respect to less than the entire principal amount of this Note only if so specified on the face hereof and then only in such principal amount, or any integral multiple in excess thereof, as is specified on the face hereof. Notwithstanding the foregoing, the term of this Note may not be extended beyond the Stated Maturity specified for this Note on the face hereof.

          If the Holder does not elect to renew the term, this Note must be presented to the Trustee (or any duly appointed paying agent) and, as soon as practicable following receipt of such Note the Trustee (or any duly appointed paying agent) shall issue in exchange therefor in the name of such Holder (i) a Note, in a principal amount equal to the principal amount of such exchanged Note for which no election to renew the term thereof was exercised, with terms identical to those specified on such exchanged Note (except that such Note shall have a fixed, nonrenewable Stated Maturity on the New Maturity Date) and (ii) if an election to renew is made with respect to less than the full principal amount of such Holder's Note, a replacement Renewable Note, in a principal amount equal to the principal amount of such exchanged Note for which the election to renew was made, with terms identical to the exchanged Note.

EXTENSION OF MATURITY

          If so specified on the face hereof, the Maturity of this Note may be extended at the option of the Company for the period or periods of whole years specified on the face hereof (each an "Extension Period") up to but not beyond the date (the "Final Maturity") set forth on the face hereof. If the Company exercises such option, the Trustee will mail to the Holder of this Note not later than 40 days prior to the old Stated Maturity a notice (the "Extension Notice") first class, postage prepaid indicating (i) the election of the Company to extend the Maturity, (ii) the new Stated Maturity, (iii) the Spread or Spread Multiplier applicable to the Extension Period and

(iv) the provisions, if any, for redemption during such Extension Period. Upon the Trustee's mailing of the Extension Notice, the Maturity of this Note shall be extended automatically and, except as modified by the Extension Notice and as described in the next paragraph, this Note will have the same terms as prior to the mailing of such Notice. Notwithstanding the foregoing, not later than 20 days prior to the old Stated Maturity of this Note, the Company may, at its option, revoke the Spread or Spread Multiplier provided for in the Extension Notice and establish a higher Spread or Spread Multiplier for the Extension Period by causing the Trustee to mail notice of such higher Spread or Spread Multiplier, first class, postage prepaid to the Holder of this Note. Such notice shall be irrevocable. All Registered Notes with respect to which the Maturity is extended will bear such higher Spread or Spread Multiplier.

          If the Company extends the Maturity of this Note, the Holder will have the option to elect repayment of this Note by the Company on the old Stated Maturity at a price equal to the principal amount hereof, plus interest accrued to such date. In order to obtain repayment on such old Stated Maturity once the Company has extended the Maturity hereof, the Holder must follow the procedures set forth below for optional repayment, except that the period for delivery of this Note or notification to the Trustee shall be at least 25 but not more than 35 days before the such old Stated Maturity, and except that if the Holder has tendered this Note for repayment pursuant to an Extension Notice, the Holder may, by written notice to the Trustee, revoke such tender for repayment until the close of business on the tenth day before the old Stated Maturity.

OPTIONAL REDEMPTION, REPAYMENT AND REPURCHASE

          If so specified on the face hereof, the Company may, at its option, redeem this Note in whole or in part, on the date or dates (each an "Optional Redemption Date") specified herein, at the price (the "Redemption Price") (together with interest accrued to such Optional Redemption Date) specified herein. Unless otherwise stated on the reverse hereof, the Trustee shall mail to the Holder a notice of such redemption at least 30 days prior to the date of redemption. Unless otherwise stated herein, the Company may exercise such option with respect to a redemption of this Note in part only by notifying the Trustee for this Note at least 45 days prior to any Optional Redemption Date. In the event of redemption of this Note in part only, a new Note or Notes for the unredeemed portion hereof will be issued to the Holder hereof upon the cancellation hereof.

          If so specified on the face hereof, this Note will be repayable prior to Maturity at the option of the Holder on the Optional Repayment Dates shown on the face hereof at the Optional Repayment Prices shown on the face hereof, together with interest accrued to the date of repayment. In order for this Note to be repaid, the Trustee must receive at least 30 but not more than 45 days prior to an Optional Repayment Date (i) this Note with the form below entitled "Option to Elect Repayment" duly completed, or (ii) a telegram, telex, facsimile transmission or letter from a member of a national securities exchange or the National Associa-tion of Securities Dealers, Inc. or a commercial bank or trust company in the United States of America setting forth the name of the Holder of this Note, the principal amount of the Note to be repaid, the certificate number or a description of the tenor and terms of this Note, a statement that the option to elect repayment is being exercised hereby and a guarantee that this Note with the form below entitled "Option to Elect Repayment" duly completed will be received by the Trustee not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter. If the procedure described in clause (ii) of the preceding sentence is followed, this Note with form duly completed must be received by the Trustee by such fifth Business Day. Any tender of this Note for repayment (except pursuant to a Reset Notice or an Extension Notice) shall be irrevocable. The repayment option may be exercised by the Holder of this Note for less than the entire principal amount of the Note, PROVIDED, that the principal amount of this Note remaining outstanding after repayment is an authorized denomination. Upon such partial repayment, this Note shall be canceled and a new Note or Notes for the remaining principal amount hereof shall be issued in the name of the Holder of this Note.

          Unless otherwise specified on the face hereof, this Note will not be subject to any sinking fund.

          Notwithstanding anything herein to the contrary, if this Note is an OID Note, the amount payable in the event of redemption or repayment prior to the Stated Maturity hereof (other than pursuant to an optional redemption by the Company at a stated Redemption Price) shall be the Amortized Face Amount of this Note as of the redemption date or the date of repayment, as the case may be. The Amortized Face Amount of this Note on any date shall be the amount equal to (i) the Issue Price set forth on the face hereof plus (ii) that portion of the difference between such Issue Price and the stated principal amount of such Note that has accrued by such date at (x) the Bond Yield to Maturity set forth on the face hereof or (y) if so specified, the Bond Yield to Call set forth on the face hereof (computed in each case in accordance with generally accepted United States bond yield computation principles), PROVIDED, HOWEVER, that in no event shall the Amortized Face Amount of a Note exceed its stated principal amount.

          The Bond Yield to Call listed on the face of this Note shall be computed on the basis of the first occurring Optional Redemption Date with respect to such Note and the amount payable on such Optional Redemption Date. In the event that such Note is not redeemed on such first occurring Optional Redemption Date, the Bond Yield to Call with respect to such Note shall be recomputed on such Optional Redemption Date on the basis of the next occurring Optional Redemption Date and the amount payable on such Optional Redemption Date, and shall continue to be so recomputed on each succeeding Optional Redemption Date until the Note is so redeemed.

          The Company may at any time purchase Notes at any price in the open market or otherwise. Notes so purchased by the Company may, at the discretion of the Company, be held or resold or surrendered to the Trustee for such Notes for cancellation.

OTHER TERMS

          As provided in the Indenture and subject to certain limitations therein set forth, this Note is exchangeable for a like aggregate principal amount of Notes of different authorized denominations, as requested by the Person surrendering the same.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable on the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, the City and State of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Security Registrar and the Trustee duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the Holder hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          If an Event of Default with respect to the Debt Securities of this series shall have occurred and be continuing, the principal of all the Debt Securities of this series may be declared due and payable in this manner and with the effect provided in the Indenture.

          In case this Note shall at any time become mutilated, destroyed, stolen or lost and this Note or evidence of the loss, theft, or destruction hereof (together with such indemnity and such other documents or proof as may be required by the Company or the Trustee) shall be delivered to the principal corporate trust office of the Trustee, a new Note of like tenor and principal amount will be issued by the Company in exchange for, or in lieu of, this Note. All expenses and reasonable charges associated with procuring such indemnity and with the preparation, authentication and delivery of a new
Note shall be borne by the Holder of this Note.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Debt Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than 66 2/3% in aggregate principal amount of Debt Securities at the time outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Debt Securities of any series at the time outstanding, on behalf of the Holders of all the Debt Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Debt Security shall be conclusive and binding upon such Holder and upon all future Holders of this Debt Security and of any Debt Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon the Debt Security.

          Holders of Debt Securities may not enforce their rights pursuant to the Indenture or the Note except as provided in the Indenture. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and the coin or currency, herein prescribed.

          This Note shall be deemed to be a contract made and to be performed solely in the State of New York and for all purposes be governed by, and construed in accordance with, the laws of said State without regard to the conflicts of law rules of said State.

          All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                    ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -as tenants in common    UNIF GIFT MIN ACT ________ Custodian___________
TEN ENT -as tenants by the                          (Cust)             (Minor)
         entireties                            Under Uniform Gifts to Minors Act
JT ENT - as joint tenants with
         right of survivorship                 _________________________________
         and not as tenants in                              (State)
         common

        Additional abbreviations may also be used though not in the above list

                              -------------------------

                              OPTION TO ELECT REPAYMENT

     The undersigned hereby irrevocably requests and instructs the Company to repay $____ principal amount of the within Note, pursuant to its terms, on the "Optional Repayment Date" first occurring after the date of receipt of the within Note as specified below, together with interest thereon accrued to the date of repayment, to the undersigned at:


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              (Please Print or Type Name and Address of the Undersigned)

and to issue to the undersigned, pursuant to the terms of the Indenture, a new Note or Notes representing the remaining principal amount of this Note.

     For this Option to Elect Repayment to be effective, this Note with the Option to Elect Repayment duly completed must be received by the Company within the relevant time period set forth above at its office or agency in the Borough of Manhattan, the City and State of New York, located initially at the office of the Trustee at 101 Barclay Street, 21 West, Attention: Michelle Russo, New York, New York 10286.

Dated:                             _____________________________________________
                                   Note:  The signature to this Option to Elect
                                   Repayment must correspond with the name as written upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever.

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please Insert Social Security or Other
  Identifying Number of Assignee
--------------------------------------

--------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Please Print or Type Name and Address Including Zip Code of Assignee

--------------------------------------------------------------------------------
the within Note and all rights thereunder, hereby irrevocably constituting and appointing


----------------------------------------------------------------------- attorney to transfer such Note on the books of Citigroup Inc., with full power of substitution in the premises.

                                   _____________________________________________
Dated:______________________       Signature

                                   _____________________________________________
                                   NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the Note in every particular, without alteration of enlargement or any change whatsoever

REGISTERED                                                      PRINCIPAL AMOUNT
                                                                  OR FACE AMOUNT

NO. FX ____                     CITIGROUP INC.                             CUSIP
                       MEDIUM-TERM SUBORDINATED NOTE, SERIES A
                                     (FIXED RATE)

                   Due Nine Months or More from the Date of Issue

     IF APPLICABLE, THE "TOTAL AMOUNT OF OID" AND "YIELD TO MATURITY" SET FORTH BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE UNITED STATES FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

Issue Price:                                 Original Issue Date:

Interest Rate:                               Stated Maturity:

Specified Currency (If other than U.S. dollars):

Authorized Denominations:
     (If other than as set forth in the Prospectus Supplement)

Dual Currency Note:           Yes (see attached)  No

     Optional Payment Currency:
     Designated Exchange Rate:

Interest Payment Dates:  Accrue to Pay:      Yes       No

Indexed Principal Note:       Yes (see attached)       No

Interest Rate Reset:               The Interest Rate may not be changed prior to
                                   Stated Maturity.

                         The Interest Rate may be changed prior to Stated
Maturity (see attached).

Optional Reset Dates (if applicable):

Amortizing Note:              Yes            No

     Amortization Schedule:

Optional Redemption:          Yes            No

     Optional Redemption Dates:

     Redemption Prices:

Bond Yield to Maturity:            Bond Yield to Call:

Optional Repayment:           Yes            No

     Optional Repayment Dates:          Optional Repayment Prices:

Optional Extension of Stated Maturity:            Yes       No

     Final Maturity:

Discount Note:           Yes            No

     Total Amount of OID:     Yield to Maturity:

Renewable Note:          Yes (see attached)       No

     Special Election Interval (if applicable):

     Amount (if less than entire
     principal amount) as to which
     election may be exercised:

          CITIGROUP INC., a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the "Company"), for value received hereby promises to pay CEDE & Co. or registered assigns, (a) the Principal Amount or, in the case of an Indexed Principal Note, the Face Amount adjusted by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities or by such other objective price, economic or other measures (an "Index") as described on the face hereof or in the Pricing Supplement attached hereto or delivered herewith, in the Specified Currency on the Stated Maturity shown above, or earlier if and to the extent so provided herein, and (b) to pay accrued interest on the Principal Amount then outstanding (or in the case of an Indexed Principal Note, the Face Amount, then outstanding) at the Interest Rate shown above from the Original Issue Date shown above or from the most recent date to which interest has been paid or duly provided for, semiannually in arrears on the Interest Payment Dates specified on the face of this Note and at Maturity, until, in either case, the Principal Amount then outstanding or the Face Amount is paid or duly provided for in accordance with the terms hereof. Interest on this Note, if any, will be computed on the basis of a 360-day year of twelve 30-day months.

          The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture referred to on the reverse hereof, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which (other than interest payable at Maturity) shall be the date (whether or not a Business Day) fifteen calendar days immediately preceding such Interest Payment Date, and, in the case of interest payable at Stated Maturity, shall be the Stated Maturity of this Note. Notwithstanding the foregoing, if this Note is issued between a Regular Record Date and the related Interest Payment Date, the interest so payable for the period from the Original Issue Date to such Interest Payment Date shall be paid on the next succeeding Interest Payment Date to the Registered Holder hereof on the related Regular Record Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Registered Holder hereof on such Regular Record Date, and may be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee (referred to on the reverse hereof), notice whereof shall be given to Holders of Notes not less than ten days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. If an Interest Payment Date with respect to any Note would otherwise be a day that is not a Business Day, such Interest Payment Date shall not be postponed; PROVIDED, HOWEVER, that any payment required to be made in respect of such Note on a date (including the day of Stated Maturity) that is not a Business Day for such Note need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such date, and no additional interest shall accrue as a result of such delayed payment. However, if with respect to any Note for which "Accrue to Pay" is specified on the face hereof, and any Interest Payment Date with respect to such Fixed Rate Note would otherwise be a day that is not a Business Day, such Interest Payment Date shall be postponed to the next succeeding Business Day. Each payment of interest in respect of an Interest Payment Date shall include interest accrued through the day before such Interest Payment Date.

          For purposes of this Note, "Business Day" means any day, other than a Saturday or Sunday, that is not a day on which banking institutions are authorized or required by law or regulation to be closed in (a) The City of New York or (b) if the Specified Currency shown above (as defined below) is other than U.S. dollars, the financial center of the country issuing such Specified Currency (which, in the case of the Euro, shall be Brussels, Belgium).

          The indebtedness evidenced by this Note is, to the extent set forth in the Indenture, expressly subordinated and subject in right of payment to the prior payment in full of Senior Indebtedness as defined in the Indenture, and this Note is issued subject to such provisions, and each Holder of this Note, by accepting the same, agrees to and shall be bound by such provisions and authorizes and directs the Trustee in his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination as provided in the Indenture and appoints the Trustee as his attorney-in-fact for any and all such purposes.

          If this Note is an Amortizing Note as shown on the face hereof, a portion or all the principal amount of the Note is payable prior to Stated Maturity in accordance with a schedule, by application of a formula, or by reference to an index (as described above).

          The principal hereof and any premium and interest hereon are payable by the Company in the Specified Currency shown above. If the Specified Currency shown above is other than U.S. dollars, the Company will arrange to convert all payments in respect hereof into U.S. dollars in the manner described on the reverse hereof. The Holder hereof may, if so indicated above, elect to receive all payments in respect hereof in the Specified Currency by delivery of a written notice to the Trustee not later than fifteen calendar days prior to the applicable payment date. Such election will remain in effect until revoked by written notice to the Trustee received not later than fifteen calendar days prior to the applicable payment date. If the Company determines that the Specified Currency is not available for making payments in respect hereof due to the imposition of exchange controls or other circumstances beyond the Company's control or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions or within the international banking community, then the Holder hereof may not so elect to receive payments in the Specified Currency, and any such outstanding election shall be automatically suspended, and payments shall be in U.S. dollars, until the Company determines that the Specified Currency is again available for making such payments.

          Payments of interest in U.S. dollars (other than interest payable at Maturity) will be made by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register on the applicable Record Date, PROVIDED, that, if the Holder hereof is the Holder of U.S.$10,000,000 (or the equivalent thereof in a currency other than U.S. dollars determined as provided on the reverse hereof) or more in aggregate principal amount of Notes of like tenor and term, such U.S. dollar interest payments will be made by wire transfer of immediately available funds, but only if appropriate wire transfer instructions have been received in writing by the Trustee not less than fifteen calendar days prior to the applicable Interest Payment Date. Simultaneously with any election by the Holder hereof to receive payments in respect hereof in the Specified Currency (if other than U.S. dollars), such Holder shall provide appropriate wire transfer instructions to the Trustee and all such payments will be made by wire transfer of immediately available funds to an account maintained by the payee with a bank located outside the United States. The principal hereof and any premium and interest hereon payable at Maturity will be paid in immediately available funds upon surrender of this Note at the corporate trust office or agency of the Trustee located in the City and State of New York.

          REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF AND IN ANY PRICING SUPPLEMENT ATTACHED HERETO OR DELIVERED HEREWITH,

AND SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH IN THIS PLACE.

          This Note shall not become valid or obligatory for any purpose unless and until this Note has been authenticated by The First National Bank of Chicago, or its successor, as Trustee.

          IN WITNESS WHEREOF, the Company has caused this Note to be executed under its corporate seal.


Dated:

                                   CITIGROUP INC.


                                   By
                                      ----------------------------------
                                        Authorized Officer

[Seal]

                                   Attest
                                         -------------------------------
                                             Secretary



                            CERTIFICATE OF AUTHENTICATION

        This is one of the Notes issued under the within-mentioned Indenture.


                                   THE FIRST NATIONAL BANK OF CHICAGO, as
                                   Trustee


                                   By
                                      ----------------------------------
                                      Authorized Signatory

                                (Reverse of Security)

                                   CITIGROUP INC.
                      MEDIUM-TERM SUBORDINATED NOTE, SERIES A
                                     (FIXED RATE)

GENERAL

          This Note is one of a series of duly authorized debt securities of the Company (the "Debt Securities") issued or to be issued in one or more series under an indenture, dated as of July 17, 1998, as amended (the "Indenture") between the Company and The First National Bank of Chicago, as trustee (the "Trustee," which term includes any successor Trustee under the Indenture) to which indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Debt Securities and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered. The U.S. dollar equivalent of the public offering price or purchase price of Notes denominated in currencies other than U.S. dollars will be determined by the Company or its agent, as exchange rate agent for the Notes (the "Exchange Rate Agent") on the basis of the noon buying rate in New York City for cable transfers in foreign currencies as certified for customs purposes by the Federal Reserve Bank of New York (the "Market Exchange Rate") for such currencies on the applicable issue dates.

          Unless otherwise specified above, the authorized denominations of Notes denominated in U.S. dollars will be U.S.$1,000 and any larger amount that is an integral multiple of U.S.$1,000. The authorized denominations of Notes denominated in a currency other than U.S. dollars will be as set forth on the respective faces thereof.

          Each Registered Note will be issued initially as either a Book-Entry Note or, if so specified above, a Certificated Note. Book-Entry Notes will not be exchangeable for Certificated Notes and, except as otherwise provided in the Indenture, will not otherwise be issuable as Certificated Notes.

FIXED RATE NOTES

          This Note will bear interest from its Original Issue Date, or from the last Interest Payment Date to which interest has been paid or duly provided for, at the Interest Rate stated on the face hereof until the principal amount hereof is paid or made available for payment, except as otherwise described below under "Subsequent Interest Periods" and "Extension of Maturity," and except that if so specified in the attached Pricing Supplement, the rate of interest payable may be subject to adjustment as specified therein.

          Unless otherwise set forth herein, interest on this Note will be payable semiannually in arrears on the Interest Payment Dates set forth above and at Stated Maturity. If an Interest Payment Date with respect to any Note would otherwise be a day that is not a Business Day, such Interest Payment Date shall not be postponed; PROVIDED, HOWEVER, that any payment required to be made in respect of such Note on a date (including the day of Stated Maturity) that is not a Business Day for such Note need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such date, and no additional interest shall accrue as a result of such delayed payment. However, if with respect to any Note for which "Accrue to Pay" is specified on the face hereof, and any Interest Payment Date with respect to such Fixed Rate Note would otherwise be a day that is not a Business Day, such Interest Payment Date shall be postponed to the next succeeding Business Day. Each payment of interest in respect of an Interest Payment Date shall include interest accrued through the day before such Interest Payment Date.

          Each payment of interest in respect of an Interest Payment Date shall include interest accrued through the day before such Interest Payment Date. Unless otherwise specified herein, interest on this Note will be computed on the basis of a 360-day year of twelve 30-day months ("30 over 360").

SUBSEQUENT INTEREST PERIODS

          If so specified on the face hereof, the Interest Rate on this Note may be reset by the Company on the date or dates specified on the face hereof (each an "Optional Reset Date"). Not later than 40 days prior to each Optional Reset Date, the Trustee will mail to the Holder of this Note a notice (the "Reset Notice"), first class, postage prepaid, indicating whether the Company has elected to reset the Interest Rate, and if so, (i) such new Interest Rate and (ii) the provisions, if any, for redemption during the period from such Optional Reset Date to the next Optional Reset Date, or, if there is no such next Optional Reset Date, to the Stated

Maturity of this Note (each such period, a "Subsequent Interest Period"), including the date or dates on which or the period or periods during which and the price or prices at which such redemption may occur during the Subsequent Interest Period. Notwithstanding the foregoing, not later than 20 days prior to the Optional Reset Date, the Company may, at its option, revoke the Interest Rate provided for in the Reset Notice and establish a higher Interest Rate for the Subsequent Interest Period by causing the Trustee to mail notice of such higher Interest Rate to the Holder of this Note. Such notice shall be irrevocable. All Registered Notes with respect to which the Interest Rate is reset on an Optional Reset Date will bear such higher Interest Rate.

          The Holder of this Note will have the option to elect repayment by the Company on each Optional Reset Date at a price equal to the principal amount hereof, plus interest accrued to such Optional Reset Date. In order to obtain repayment on an Optional Reset Date, the Holder must follow the procedures set forth below for optional repayment, except that the period for delivery or notification to the Trustee shall be at least 25 but not more than 35 days prior to such Optional Reset Date, and except that if the Holder has tendered this Note for repayment pursuant to a Reset Notice, the Holder may, by written notice to the Trustee, revoke such tender for repayment until the close of business on the tenth day before the Optional Reset Date.

INDEXED NOTES

          If this Note is an Indexed Principal Note, then the principal amount payable at Stated Maturity or earlier redemption or retirement, is determined by reference to the amount designated on the face hereof as the Face Amount of this Note and by reference to the Index as described on the face hereof. If this
Note is an Indexed Principal Note, the principal amount payable at Stated Maturity or any earlier redemption or repayment of this Note may be different from the Face Amount. If the determination of the Index is calculated or announced by a third party, which may be an affiliate of the Company, and such third party either suspends the calculation or announcement of such Index or changes the basis upon which such Index is calculated (other than changes consistent with policies in effect at the time this Note was issued and permitted changes described on the face hereof), then such Index shall be calculated for this Note's purposes by another third party, which may be an affiliate of the Company, selected by the Company subject to the same conditions and controls as applied to the original third party. If for any reason such Index cannot be calculated on the same basis and subject to the same conditions and controls as applied to the original third party, then the indexed interest payments, if any, or any indexed principal amount of this Note shall be calculated in the manner described on the face hereof. Any determination of such third party shall, in the absence of manifest error, be binding on all parties.

SPECIFIED CURRENCY

          If the Specified Currency is other than U.S. dollars, the amount of any U.S. dollar payment to be made in respect hereof will be determined by the Company or its agent based on the highest firm bid quotation expressed in U.S. dollars received by the Company or its agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable payment date (or, if no such rate is quoted on such date, the last date on which such rate was quoted) from three (or, if three are not available, then two) recognized foreign exchange dealers in The City of New York selected by the Exchange Rate Agent (one or more of which may be an agent involved in the distribution of the Notes (an "Agent") and another of which may be the Exchange Rate Agent) for the purchase by the quoting dealer, for settlement on such payment date, of the aggregate amount of the Specified Currency payable on such payment date in respect of all Notes denominated in such Specified Currency. All currency exchange costs will be borne by the Holders of such Notes by deductions from such payments. If no such bid quotations are available, then such payments will be made in the Specified Currency, unless the Specified Currency is unavailable due to the imposition of exchange controls or to other circumstances beyond the Company's control, in which case payment will be made as described in the next paragraph.

PAYMENTS IN CURRENCIES OTHER THAN THE SPECIFIED CURRENCY

          Except as set forth below, if any payment in respect hereof is required to be made in a Specified Currency other than U.S. dollars and such currency is unavailable due to the imposition of exchange controls or other circumstances beyond the Company's control or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions of or within the international banking community, then such payment shall be made in U.S. dollars until such currency is again available or so used. The amount so payable on any date in such foreign currency shall be converted into U.S. dollars on the basis of the most recently available Market Exchange Rate for such currency or as otherwise indicated on the face hereof. Any payment made under such circumstances in U.S. dollars will not constitute an Event of Default under the Indenture.

          In the event of an official redenomination of the Specified Currency of this Note (other than as a result of European Monetary Union, but including, without limitation, an official redenomination of any such Specified Currency that is a composite currency), the obligations of the Company with respect to payments on this Note shall, in all cases, be deemed immediately following such redenomination to provide for the payment of that amount of redenominated currency representing the amount of such obligations immediately before such redenomination. This Note does not provide for any adjustment to any amount payable under this Note as a result of (i) any change in the value of the Specified Currency hereof relative to any other currency due solely to fluctuations in exchange rates or (ii) any redenomination of any component currency of any composite currency (unless such composite currency is itself officially redenominated). In the event of European Monetary Union, the procedures described in this paragraph shall not apply, and the obligations of the Company with respect to payments on this Note shall instead be determined as set forth in the following paragraph.

          Stage III of the European Economic and Monetary Union ("Stage III") is presently scheduled to commence on January 1, 1999 for those member states of the European Union that satisfy the economic convergence criteria set forth in the Treaty on European Union. On March 25, 1998, the European Commission officially recommended that eleven of the member states of the European Union be allowed to participate in Stage III; these eleven member states are Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, The Netherlands, Portugal and Spain (collectively, the "Participating Member States"). It is possible that additional member states of the European Union may participate in Stage III after January 1, 1999, in which case each such additional member state will also become a "Participating Member State." Certain of the foreign currencies in which this Note may be denominated or payments in respect of this Note may be due or by which amounts due on the Notes may be calculated may be issued by Participating Member States (each such country, a "Relevant Jurisdiction" with respect to such Note). Stage III includes the introduction of a new legal currency (the "Euro") which will be legal tender in the Participating Member States, existing in parallel with the present national currency of each Participating Member State. It is currently anticipated that on and after January 1, 2002, the national currencies of Participating Member States will cease to exist and the sole legal tender in such States will be the Euro. It is anticipated that the European Union will adopt regulations or other legislation providing specific rules for the introduction of the Euro in substitution for the respective national currencies of Participating Member States, which regulations or legislation may be supplemented by legislation of the individual member states. The laws and regulations of the European Union (and, if any, of such Relevant Jurisdiction) relating to the Euro implemented pursuant to or by virtue of the Treaty on European Union may apply to this Note and the Indenture. Such laws and regulations, and future market conventions applicable in the European Union to securities similar to this Note, may be inconsistent in varying degrees with the terms and conditions of this Note. To the extent that references in the Indenture governing this Note or in the terms and conditions of this Note, to any business day, day-count, day-count fraction or other convention shall be inconsistent with such European Union laws, regulations or market conventions that are applicable to securities similar to this Note held in international clearing systems, the Company, in its discretion (but after consultation with the Trustee, and with any principal paying agent located in a European Union member state), may amend such references and terms and conditions to be in harmony with, or to otherwise comply with, such laws, regulations and/or market conventions. Any such amendment shall be effected without the necessity of obtaining the consent of the Holder of this Note.

          If, following the commencement of Stage III by a Relevant Jurisdiction, the Company has the option, pursuant to applicable law, to make payments of principal of, or interest on or any other amounts in respect of, this Note in either the current national currency of a Relevant Jurisdiction or Euro, the Company will make such payments in such national currency or Euro at its sole discretion. To the extent that the introduction of the Euro necessitates the rounding up or down of certain amounts or quotations expressed in Euro with respect to this Note, such rounding will be made in conformity with prevailing market conventions in the European Union or, in the absence of an applicable market convention, to the nearest Euro cent.

          The circumstances and consequences described in this paragraph and any resultant amendment to the terms and conditions of this Note will not entitle any Holder hereof (i) to any legal remedy, including, without limitation, redemption, rescission, notice, repudiation, adjustment or renegotiation of the terms and conditions of this Note or the Indenture, or (ii) to raise any defense or make any claim (including, without limitation, claims of breach, force majeure, frustration of purpose or impracticability) or any other claim for compensation, damages or any other relief.


DUAL CURRENCY NOTES

          If this Note is specified on the face hereof as a Dual Currency Note, the Company may have a one time option, exercisable on one or more dates (each an "Option Election Date") in whole, but not in part, with respect to all Dual Currency Notes issued on the same day and having the same terms (a "Tranche"), of thereafter making all payments of principal, premium, if any, and interest (which payments would otherwise be made in the Specified Currency of such Notes) in an optional currency (the "Optional Payment Currency").

          If the Company makes such an election, the amount payable in the Optional Payment Currency shall be determined using the Designated Exchange Rate specified in the applicable Pricing Supplement. If such election is made, notice of such election shall be mailed in accordance with the terms of the applicable Tranche of Dual Currency Notes within two Business Days of the Option Election Date and shall state (i) the first date, whether an Interest Payment Date and/or Stated Maturity, in which scheduled payments in the Optional Payment Currency will be made and (ii) the Designated Exchange Rate. Any such notice by the Company, once given, may not be withdrawn. The equivalent value in the Specified Currency of payments made after such an election may be less, at the then current exchange rate, than if the Company had made such payment in the Specified Currency.

RENEWABLE NOTES

          If this Note is specified on the face hereof as a Renewable Note, this Note will mature on an Interest Payment Date occurring in or prior to the twelfth month following the Original Issue Date of this Note (the "Initial Maturity Date") unless the term of all or any portion of this Note is renewed in accordance with the following procedures:

          On the Interest Payment Date occurring in the sixth month (unless a different interval (the "Special Election Interval") is specified on the face hereof) prior to the Initial Maturity Date of a this Note (the "Initial Renewal Date") and on the Interest Payment Date occurring in each sixth month (or in the last month of each Special Election Interval) after such Initial Renewal Date (each, together with the Initial Renewal Date, a "Renewal Date"), the term of this Note may be extended to the Interest Payment Date occurring in the twelfth month (or, if a Special Election Interval is specified on the face hereof, the last month in a period equal to twice the Special Election Interval) after such Renewal Date, if the Holder of this Note elects to extend the term of this Note or any portion thereof as described below. If the Holder does not elect to extend the term of any portion of the principal amount of this Note during the specified period prior to any Renewal Date, such portion will become due and payable on the Interest Payment Date occurring in the sixth month (or the last month in the Special Election Interval) after such Renewal Date (the "New Maturity Date").

          The Holder may elect to renew the term of this Note, or if so specified, any portion thereof, by delivering a notice to such effect to the Trustee (or any duly appointed paying agent) at the corporate trust office of the Trustee or agency of the Trustee in the City of New York not less than 15 nor more than 30 days prior to such Renewal Date. Such election will be irrevocable and will be binding upon each subsequent Holder of this Note. An election to renew the term of this Note may be exercised with respect to less than the entire principal amount of this Note only if so specified on the face hereof and then only in such principal amount, or any integral multiple in excess thereof, as is specified on the face hereof. Notwithstanding the foregoing, the term of this Note may not be extended beyond the Stated Maturity specified for this Note on the face hereof.

          If the Holder does not elect to renew the term, this Note must be presented to the Trustee (or any duly appointed paying agent) and, as soon as practicable following receipt of such Note the Trustee (or any duly appointed paying agent) shall issue in exchange therefor in the name of such Holder (i) a Note, in a principal amount equal to the principal amount of such exchanged Note for which no election to renew the term thereof was exercised, with terms identical to those specified on such exchanged Note (except that such Note shall have a fixed, nonrenewable Stated Maturity on the New Maturity Date) and (ii) if an election to renew is made with respect to less than the full principal amount of such Holder's Note, a replacement Renewable Note, in a principal amount equal to the principal amount of such exchanged Note for which the election to renew was made, with terms identical to the exchanged Note.

EXTENSION OF MATURITY

          If so specified on the face hereof, the Maturity of this Note may be extended at the option of the Company for the period or periods of whole years specified on the face hereof (each an "Extension Period") up to but not beyond the date (the "Final Maturity") set forth on the face hereof. If the Company exercises such option, the Trustee will mail to the Holder of this Note not later than 40 days prior to the old Stated Maturity a notice (the "Extension Notice") first class, postage prepaid indicating (i) the election of the Company to extend the Maturity, (ii) the new Stated Maturity, (iii) the Interest Rate applicable to the Extension Period and (iv) the provisions, if any, for redemption during such Extension Period. Upon the Trustee's mailing of the Extension Notice, the Maturity of this Note shall be extended automatically and, except as modified by the Extension Notice and as described in the next paragraph, this Note will have the same terms as prior to the mailing of such Notice. Notwithstanding the foregoing, not later than 20 days prior to the old Stated Maturity of this Note, the Company may, at its option, revoke the Interest Rate provided for in the Extension Notice and establish a higher Interest Rate for the Extension Period by causing the Trustee to mail notice of such higher Interest Rate, first class, postage prepaid to the Holder of this Note. Such notice shall be irrevocable. All Registered Notes with respect to which the Maturity is extended will bear such higher Interest Rate.

          If the Company extends the Maturity of this Note, the Holder will have the option to elect repayment of this Note by the Company on the old Stated Maturity at a price equal to the principal amount hereof, plus interest accrued to such date. In order to obtain repayment on such old Stated Maturity once the Company has extended the Maturity hereof, the Holder must follow the procedures set forth below for optional repayment, except that the period for delivery of this Note or notification to the Trustee shall be at least 25 but not more than 35 days before the old Stated Maturity, and except that if the Holder has tendered this Note for repayment pursuant to an Extension Notice, the Holder may, by written notice to the Trustee, revoke such tender for repayment until the close of business on the tenth day before the old Stated Maturity.

OPTIONAL REDEMPTION, REPAYMENT AND REPURCHASE

          If so specified on the face hereof, the Company may, at its option, redeem this Note in whole or in part, on the date or dates (each an "Optional Redemption Date") specified herein, at the price (the "Redemption Price") (together with accrued interest to such Optional Redemption Date) specified herein. Unless otherwise stated on the reverse hereof, the Trustee shall mail to the Holder a notice of such redemption at least 30 days prior to the date of redemption. Unless otherwise stated herein, the Company may exercise such option with respect to a redemption of this Note in part only by notifying the Trustee for this Note at least 45 days prior to any Optional Redemption Date. In the event of redemption of this Note in part only, a new Note or

Notes for the unredeemed portion hereof will be issued to the Holder hereof upon the cancellation hereof.

          If so specified on the face hereof, this Note will be repayable prior to Maturity at the option of the Holder on the Optional Repayment Dates shown on the face hereof at the Optional Repayment Prices shown on the face hereof, together with interest accrued to the date of repayment. In order for this Note to be repaid, the Trustee must receive at least 30 but not more than 45 days prior to an Optional Repayment Date (i) this Note with the form below entitled "Option to Elect Repayment" duly completed, or (ii) a telegram, telex, facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States of America setting forth the name of the Holder of this Note, the principal amount of the Note to be repaid, the certificate number or a description of the tenor and terms of this Note, a statement that the option to elect repayment is being exercised hereby and a guarantee that this Note with the form below entitled "Option to Elect Repayment" duly completed will be received by the Trustee not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter. If the procedure described in clause (ii) of the preceding sentence is followed, this Note with form duly completed must be received by the Trustee by such fifth Business Day. Any tender of this Note for repayment (except pursuant to a Reset Notice or an Extension Notice) shall be irrevocable. The repayment option may be exercised by the Holder of this Note for less than the entire principal amount of the Note, PROVIDED, that the principal amount of this Note remaining outstanding after repayment is an authorized denomination. Upon such partial repayment, this Note shall be canceled and a new Note or Notes for the remaining principal amount hereof shall be issued in the name of the Holder of this Note.

          Unless otherwise specified on the face hereof, this Note will not be subject to any sinking fund.

          Notwithstanding anything herein to the contrary, if this Note is an OID Note, the amount payable in the event of redemption or repayment prior to the Stated Maturity hereof (other than pursuant to an optional redemption by the Company at a stated Redemption Price) shall be the Amortized Face Amount of this Note as of the redemption date or the date of repayment, as the case may be. The Amortized Face Amount of this Note on any date shall be the amount equal to (i) the Issue Price set forth on the face hereof plus
(ii) that portion of the difference between such Issue

Price and the stated principal amount of such Note that has accrued by such date at (x) the Bond Yield to Maturity set forth on the face hereof or (y) if so specified, the Bond Yield to Call set forth on the face hereof (computed in each case in accordance with generally accepted United States bond yield computation principles), PROVIDED, HOWEVER, that in no event shall the Amortized Face Amount of a Note exceed its stated principal amount. The Bond Yield to Call listed on the face of this Note shall be computed on the basis of the first occurring Optional Redemption Date with respect to such Note and the amount payable on such Optional Redemption Date. In the event that such Note is not redeemed on such first occurring Optional Redemption Date, the Bond Yield to Call with respect to such Note shall be recomputed on such Optional Redemption Date on the basis of the next occurring Optional Redemption Date and the amount payable on such Optional Redemption Date, and shall continue to be so recomputed on each succeeding Optional Redemption Date until the Note is so redeemed.

          The Company may at any time purchase Notes at any price in the open market or otherwise. Notes so purchased by the Company may, at the discretion of the Company, be held or resold or surrendered to the Trustee for such Notes for cancellation.

OTHER TERMS

          As provided in the Indenture and subject to certain limitations therein set forth, this Note is exchangeable for a like aggregate principal amount of Notes of different authorized denominations, as requested by the Person surrendering the same.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable on the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, the City and State of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Security Registrar and the Trustee duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the Holder hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          If an Event of Default with respect to the Debt Securities of this series shall have occurred and be continuing, the principal of all the Debt Securities of this series may be declared due and payable in this manner and with the effect provided in the Indenture.

          In case this Note shall at any time become mutilated, destroyed, stolen or lost and this Note or evidence of the loss, theft, or destruction hereof (together with such indemnity and such other documents or proof as may be required by the Company or the Trustee) shall be delivered to the principal corporate trust office of the Trustee, a new Note of like tenor and principal amount will be issued by the Company in exchange for, or in lieu of, this Note. All expenses and reasonable charges associated with procuring such indemnity and with the preparation, authentication and delivery of a new
Note shall be borne by the Holder of this Note.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Debt Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of Debt Securities at the time outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Debt Securities of any series at the time outstanding, on behalf of the Holders of all the Debt Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Debt Security shall be conclusive and binding upon such Holder and upon all future Holders of this Debt Security and of any Debt Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon the Debt Security.

          Holders of Debt Securities may not enforce their rights pursuant to the Indenture or the Note except as provided in the Indenture. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and the coin or currency, herein prescribed.

          This Note shall be deemed to be a contract made and to be performed solely in the State of New York and for all purposes be governed by, and construed in accordance with, the laws of said State without regard to the conflicts of law rules of said State.

          All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                    ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -as tenants in common    UNIF GIFT MIN ACT ________ Custodian___________
TEN ENT -as tenants by the                          (Cust)             (Minor)
         entireties                            Under Uniform Gifts to Minors Act
JT ENT - as joint tenants with
         right of survivorship                 _________________________________
         and not as tenants in                              (State)
         common

        Additional abbreviations may also be used though not in the above list

                              -------------------------

                              OPTION TO ELECT REPAYMENT

     The undersigned hereby irrevocably requests and instructs the Company to repay $____ principal amount of the within Note, pursuant to its terms, on the "Optional Repayment Date" first occurring after the date of receipt of the within Note as specified below, together with interest thereon accrued to the date of repayment, to the undersigned at:


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              (Please Print or Type Name and Address of the Undersigned)

and to issue to the undersigned, pursuant to the terms of the Indenture, a new Note or Notes representing the remaining principal amount of this Note.

     For this Option to Elect Repayment to be effective, this Note with the Option to Elect Repayment duly completed must be received by the Company within the relevant time period set forth above at its office or agency in the Borough of Manhattan, the City and State of New York, located initially at the office of the Trustee at 101 Barclay Street, 21 West, Attention: Michelle Russo, New York, New York 10286.

Dated:                             _____________________________________________
                                   Note:  The signature to this Option to Elect
                                   Repayment must correspond with the name as written upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever.

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please Insert Social Security or Other
  Identifying Number of Assignee
--------------------------------------

--------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Please Print or Type Name and Address Including Zip Code of Assignee

--------------------------------------------------------------------------------
the within Note and all rights thereunder, hereby irrevocably constituting and appointing


----------------------------------------------------------------------- attorney to transfer such Note on the books of Citigroup Inc., with full power of substitution in the premises.

                                   _____________________________________________
Dated:______________________       Signature

                                   _____________________________________________
                                   NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the Note in every particular, without alteration of enlargement or any change whatsoever

REGISTERED                                                      PRINCIPAL AMOUNT
                                                                  OR FACE AMOUNT

NO. FL______                     CITIGROUP INC.                            CUSIP
                       MEDIUM-TERM SUBORDINATED NOTE, SERIES A
                              (FLOATING OR INDEXED RATE)

                    Due Nine Months or More from the Date of Issue

     IF APPLICABLE, THE "TOTAL AMOUNT OF OID" AND "YIELD TO MATURITY" SET FORTH BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE UNITED STATES FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

Issue Price:                                      Original Issue Date:

Initial Interest Rate:                                 Stated Maturity:

Specified Currency (If other than U.S. dollars):

Authorized Denominations:
     (If other than as set forth in the Prospectus Supplement)

Dual Currency Note:                          Yes (see attached)       No

     Optional Payment Currency:
     Designated Exchange Rate:

Base Rate:     CD Rate             Commercial Rate          Federal Funds Rate
               LIBOR Telerate      LIBOR Reuters            Treasury Rate
               Treasury Rate       Prime Rate               J.J. Kenny Rate
               Constant Maturity
               Eleventh District Cost of Funds Rate         Other (see attached)

Interest Reset Period                                       Index Maturity:
or Interest Reset Dates:

Interest Payment Dates:            Accrue to Pay:           Yes       No

Indexed Principal Note:                 Yes (see attached)       No

Floating Rate:      Indexed Interest Rate:             (see attached)

Spread Multiplier:                                          Spread (+/-):



Spread Rest         The Spread or Spread Multiplier may not be changed prior to
                    Stated Maturity.

                    The Spread or Spread Multiplier may be changed prior to Stated Maturity (see attached).

Optional Reset Dates (if applicable):

Maximum Interest Rate:                                 Minimum Interest Rate:

Inverse Floating Rate Note:             Yes (see attached)       No

     Initial Fixed Interest Rate:                      Reset Fixed Reference
                                                       Rate:

Floating Rate / Fixed Rate Note:        Yes (see attached)       No

Amortizing Note:                        Yes                      No

     Amortization Schedule:

Optional Redemption:                    Yes                      No

     Optional Redemption Dates:

     Redemption Prices:

Bond Yield to Maturity:                                     Bond Yield to Call:

Optional Repayment:                     Yes                      No

     Optional Repayment Dates:          Optional Repayment Prices:

Optional Extension of Stated Maturity:  Yes                      No

     Final Maturity:

Discount Note:                          Yes                      No

     Total Amount of OID:                    Yield to Maturity:

Renewable Note:                              Yes (see attached)       No

     Special Election Interval (if applicable):

     Amount (if less than entire principal amount) as to which election may be exercised:

          CITIGROUP INC., a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the "Company") for value received hereby promises to pay CEDE & Co. or registered assigns, (a) the Principal Amount or, in the case of an Indexed Principal Note, the Face Amount adjusted by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities or by such other objective price, economic or other measures (an "Index") as described above or in the Pricing Supplement attached hereto or delivered herewith, in the Specified Currency on the Stated Maturity shown above, or earlier if and to the extent so provided herein, and (b) to pay accrued interest on the Principal Amount then outstanding (or, in the case of an Indexed Principal Note, the Face Amount then outstanding): (i) if this is a Floating Rate Note, at the Initial Interest Rate shown above from the Original Issue Date shown above until the first Interest Reset Date shown above following the Original Issue Date and thereafter at the Base Rate shown above, adjusted by the Spread or Spread Multiplier, if any, shown above, determined in accordance with the provisions hereof, (ii) if this is an Indexed Rate Note, at a rate determined by reference to an Index as described herein, (iii) if this is an Inverse Floating Rate Note, at the Initial Interest Rate shown above from the Original Issue Date shown above until the first Interest Reset Date shown above following the Original Issue Date and thereafter at the Inverse Floating Rate, as determined in accordance with the provisions hereof, or (iv) if this is a Floating Rate/Fixed Rate Note, at a rate determined as described herein, until, in each case, the Principal Amount or the Face Amount is paid or duly provided for in accordance with the terms hereof. The interest so payable, and punctually paid or duly provided for, on each Interest Payment Date specified herein will, as provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which, in the case of any Interest Payment Date shall be the date (whether or not a Business Day), fifteen calendar days immediately preceding such Interest Payment Date and, in the case of interest payable at Stated Maturity shall be the Stated Maturity of this Note. Notwithstanding the foregoing, if this Note is issued between a Regular Record Date and the related Interest Payment Date, the interest so payable for the period from the Original Issue Date to such Interest Payment Date shall be paid on the next succeeding Interest Payment Date to the Registered Holder hereof on the related Regular Record Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Registered Holder hereof on such Regular Record Date and may be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee (referred to on the reverse hereof), notice whereof shall be given to Holders of Notes not less than ten days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

          For purposes of this Note, "Business Day" means any day, other than a Saturday or Sunday, that is (i) not a day on which banking institutions are authorized or required by law or regulation to be closed in (a) The City of New York or (b) if the Specified Currency shown above (as defined below) is other than U.S. dollars, the financial center of the country issuing the Specified Currency (which, in the case of the Euro, shall be Brussels, Belgium) and (ii) if the Base Rate specified above is LIBOR, a London Banking Day. "London Banking Day" means any day on which dealings in deposits in the Specified Currency are transacted in the London interbank market.

          The indebtedness evidenced by this Note is, to the extent set forth in the Indenture, expressly subordinated and subject in right of payment to the prior payment in full of Senior Indebtedness as defined in the Indenture, and this Note is issued subject to such provisions, and each Holder of this Note, by accepting the same, agrees to and shall be bound by such provisions and authorizes and directs the Trustee in his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination as provided in the Indenture and appoints the Trustee as his attorney-in-fact for any and all such purposes.

          If this Note is an Amortizing Note as shown on the face hereof, a portion or all the principal amount of the Note is payable prior to Stated Maturity in accordance with a schedule, by application of a formula, or by reference to an index (as described above).

          The principal hereof and any premium and interest hereon are payable by the Company in the Specified Currency shown above. If the Specified Currency shown above is other than U.S. dollars, the Company will arrange to convert all payments in respect hereof into U.S. dollars in the manner described on the reverse hereof. The Holder hereof may, if so indicated above, elect to receive all payments in respect hereof in the Specified Currency by delivery of a written notice to the Trustee not later than fifteen calendar days prior to the applicable payment date. Such election will remain in effect until revoked by written notice to the Trustee received not later than fifteen calendar days prior to the applicable payment date. If the Company determines that the Specified Currency is not available for making payments in respect hereof due to the imposition of exchange controls or other circumstances beyond the Company's control or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions or within the international banking community, then the Holder hereof may not so elect to receive payments in the Specified Currency, and any such outstanding election shall be automatically suspended, and payments shall be in U.S. dollars, until the Company determines that the Specified Currency is again available for making such payments.

          Payments of interest in U.S. dollars (other than interest payable at Maturity) will be made by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register on the applicable Record Date, PROVIDED, that, if the Holder hereof is the Holder of U.S.$10,000,000 (or the equivalent thereof in a currency other than U.S. dollars determined as provided on the reverse hereof) or more in aggregate principal amount of Notes of like tenor and term, such U.S. dollar interest payments will be made by wire transfer of immediately available funds, but only if appropriate wire transfer instructions have been received in writing by the Trustee not less than fifteen calendar days prior to the applicable

Interest Payment Date. Simultaneously with any election by the Holder hereof to receive payments in respect hereof in the Specified Currency (if other than U.S. dollars), such Holder shall provide appropriate wire transfer instructions to the Trustee and all such payments will be made by wire transfer of immediately available funds to an account maintained by the payee with a bank located outside the United States. The principal hereof and any premium and interest hereon payable at Maturity will be paid in immediately available funds upon surrender of this Note at the corporate trust office or agency of the Trustee located in the City and State of New York.

          REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF AND IN ANY PRICING SUPPLEMENT ATTACHED HERETO OR DELIVERED HEREWITH, AND SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH IN THIS PLACE.

          This Note shall not become valid or obligatory for any purpose unless and until this Note has been authenticated by The First National Bank of Chicago, or its successor, as Trustee.

          IN WITNESS WHEREOF, the Company has caused this Note to be executed under its corporate seal.

Dated:
                              CITIGROUP INC.


                              By
                                 ------------------------------------
                                  Authorized Officer

[Seal]

                              Attest
                                    ---------------------------------
                                    Secretary


                            CERTIFICATE OF AUTHENTICATION

        This is one of the Notes issued under the within-mentioned Indenture.

                              THE FIRST NATIONAL BANK OF CHICAGO,
                                as Trustee

                              By
                                 ------------------------------------
                                   Authorized Signatory

                                (Reverse of Security)

                                    CITIGROUP INC.
                       MEDIUM-TERM SUBORDINATED NOTE, SERIES A
                              (FLOATING OR INDEXED RATE)


GENERAL

          This Note is one of a series of duly authorized debt securities of the Company (the "Debt Securities") issued or to be issued in one or more series under an indenture, dated as of July 17, 1998, as amended (the "Indenture") between the Company and The First National Bank of Chicago, as trustee (the "Trustee," which term includes any successor Trustee under the Indenture) to which indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Debt Securities and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered. The U.S. dollar equivalent of the public offering price or purchase price of Notes denominated in currencies other than U.S. dollars will be determined by the Company or its agent, as exchange rate agent for the Notes (the "Exchange Rate Agent") on the basis of the noon buying rate in New York City for cable transfers in foreign currencies as certified for customs purposes by the Federal Reserve Bank of New York (the "Market Exchange Rate") for such currencies on the applicable issue dates.

          Unless otherwise specified above, the authorized denominations of Notes denominated in U.S. dollars will be U.S.$1,000 and any larger amount that is an integral multiple of U.S.$1,000. The authorized denominations of Notes denominated in a currency other than U.S. dollars will be as set forth on the respective faces thereof.

          Each Registered Note will be issued initially as either a Book-Entry Note or, if so specified above, a Certificated Note. Book-Entry Notes will not be exchangeable for Certificated Notes and, except as otherwise provided in the Indenture, will not otherwise be issuable as Certificated Notes.

FLOATING RATE NOTES

          Unless otherwise specified on the face hereof, if this Note is a Floating Rate Note, this Note will bear interest from its Original Issue Date to the first Interest Reset Date (as defined below) at the Initial Interest Rate set forth on the face hereof. Thereafter, the interest rate hereon for each Interest Reset Period (as defined below) will be determined by reference to the Base Rate specified on the face hereof, plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, specified on the face hereof. The Base Rates that may be specified on the face hereof are LIBOR, the Commercial Paper Rate, the Treasury Rate, the Federal Funds Rate, the

CD Rate, the Prime Rate, the J.J. Kenny Rate, the Eleventh District Cost of Funds Rate or any other Base Rate specified on the face hereof. "H.15(519)" means the publication entitled "Statistical Release H.15(519), Selected Interest Rates" or any successor publication, published by the Board of Governors of the Federal Reserve System.

          As specified on the face hereof, this Note may also have either or both of the following (in each case expressed as a rate per annum on a simple interest basis): (i) a maximum limitation, or ceiling, on the rate at which interest may accrue during any interest period ("Maximum Interest Rate") and
(ii) a minimum limitation, or floor, on the rate at which interest may accrue during any interest period ("Minimum Interest Rate"). In addition to any Maximum Interest Rate that may be specified on the face hereof, the interest rate will in no event be higher than the maximum rate permitted by applicable law, as the same may be modified by United States law of general application.

          The Company will appoint, and enter into an agreement with, agents (each, a "Calculation Agent") to calculate interest rates on this Note. All determinations of interest rates by the Calculation Agent shall, in the absence of manifest error, be conclusive for all purposes and binding on the Holder hereof. Unless otherwise specified on the face hereof, The First National Bank of Chicago shall be the Calculation Agent for this Note. At the request of the Holder hereof, the Calculation Agent will provide the interest rate then in effect and, if determined, the interest rate that will become effective on the next Interest Reset Date.

          The interest rate hereon will be reset daily, weekly, monthly, quarterly, semiannually or annually (such period being the "Interest Reset Period" specified on the face hereof, and the first day of each Interest Reset Period being an "Interest Reset Date"). Unless otherwise specified on the face hereof, the Interest Reset Dates will be, if this Note resets daily, each Business Day; if this Note (unless this Note is a Treasury Rate Note) resets weekly, Wednesday of each week; if this Note is a Treasury Rate Note that resets weekly, Tuesday of each week (except as provided below under "Determination of Treasury Rate"); if this Note resets monthly, the third Wednesday of each month (with the exception of monthly reset Eleventh District Cost of Funds Rate Notes, which reset on the first calendar day of each month); if this Note resets quarterly, the third Wednesday of March, June, September and December of each year; if this Note resets semiannually, the third Wednesday of the two months of each year specified on the face hereof; and if this Note resets annually, the third Wednesday of the month of each year specified on the face hereof. If an Interest Reset Date would otherwise be a day that is not a Business Day, such Interest Reset Date shall be postponed to the next succeeding Business Day, except that, if the Base Rate specified on the face hereof is LIBOR and such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Business Day. If an auction of direct obligations of United States Treasury Bills falls on a day that is an Interest Reset Date for Treasury Rate Notes, the Interest Reset Date shall be the succeeding Business Day.

          Unless otherwise specified on the face hereof, the interest payable hereon on each Interest Payment Date shall be the interest accrued from and including the Original Issue Date or the last date to which interest has been paid, as the case may be, to but excluding such Interest Payment Date, PROVIDED, HOWEVER, that if the interest rate is reset daily or weekly, the interest payable hereon shall be the interest accrued from and including the Original Issue Date or the last date to which interest has been accrued and paid, as the case may be, to but excluding the Record Date immediately preceding such Interest Payment Date, except that, at Maturity, the interest payable will include interest accrued to, but excluding, the date of Maturity.

          If more than one Interest Reset Date occurs during any period for which accrued interest is being calculated, accrued interest shall be calculated by multiplying the principal amount hereof (or if this Note is an Indexed Principal Note, the Face Amount specified on the face hereof) by an accrued interest factor. Such accrued interest factor will be computed by adding the interest factors calculated for each day in the period for which accrued interest is being calculated. The interest factor (expressed as a decimal calculated to seven decimal places without rounding) for each such day is computed, unless otherwise specified on the face hereof, by dividing the interest rate in effect on such day by 360 if the Base Rate specified on the face hereof is the Commercial Paper Rate, the Federal Funds Rate, the CD Rate, the J.J. Kenny Rate, the Prime Rate, the Eleventh District Cost of Funds Rate or LIBOR, or by the actual number of days in the year, if the Base Rate specified on the face hereof is the Treasury Rate. In all other cases, accrued interest shall be calculated by multiplying the principal amount hereof (or if this Note is an Indexed Principal Note, the Face Amount specified on the face hereof) by the interest rate in effect during the period for which accrued interest is being calculated, and multiplying that product by the quotient obtained by dividing the number of days in the period for which accrued interest is being calculated by 360 if the Base Rate specified on the face hereof is the Commercial Paper Rate, the Federal Funds Rate, the CD Rate the J.J. Kenny Rate, the prime Rate, the Eleventh District cost of Funds Rate or LIBOR, or by the actual number of days in the year, if the Base Rate specified on the face hereof is the Treasury Rate. For purposes of making the foregoing calculations, the interest rate in effect on any Interest Reset Date will be the applicable rate as reset on such date.

          Unless otherwise specified on the face hereof, all percentages resulting from any calculation of the rate of interest hereof will be rounded, if necessary, to the nearest 1/100,000 of 1% (.0000001), with five one-millionths of a percentage point rounded upward, and all currency amounts used in or resulting from such calculation will be rounded to the nearest one-hundredth of a unit (with .005 of a unit being rounded upward).

          Unless otherwise specified on the face hereof, interest will be payable, if this Note resets daily, weekly or monthly (other than Eleventh District Cost of Funds Rate Notes), on the third Wednesday of each month or on the third Wednesday of March, June, September and December of each year, as specified on the face hereof or, in the case of Eleventh District Cost of Funds Rate Notes, on the first calendar day of each March, June, September and December; if this Note resets quarterly, on the third Wednesday of March, June, September and December of each year; if this Note resets semiannually, on the third Wednesday of the two months of each year specified on the face hereof; and if this Note resets annually, on the third Wednesday of the month of each year specified on the face hereof, and in each case at Maturity (each such day being an "Interest Payment Date"). If an Interest Payment Date would otherwise fall on a day that is not a Business Day, such Interest Payment Date shall be postponed to the next succeeding Business Day, except that, if the Base Rate specified on the face hereof is LIBOR and such Business Day is in the next succeeding calendar month, such Interest Payment Date shall be the immediately preceding Business Day, PROVIDED, HOWEVER, if with respect to any Note for which "Accrue to Pay" is not specified on the face hereof, if an Interest Payment Date with respect to such Note would otherwise be a day that is not a Business Day, such Interest Payment Date shall not be postponed; PROVIDED, FURTHER, that any payment required to be made in respect of a Note that does not Accrue to Pay on a date (including the day of Stated Maturity) that is not a Business Day for such Note need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such dates, and no additional interest shall accrue as a result of such delayed payment.

          Subject to applicable provisions of law and except as specified herein, on each Interest Reset Date the rate of interest shall be the rate determined in accordance with the provisions of the applicable heading below.

DETERMINATION OF CD RATE

          If the Base Rate specified on the face hereof is the CD Rate, this Note will bear interest for each Interest Reset Period at the interest rate calculated with reference to the CD Rate and the Spread or Spread Multiplier, if any, specified on the face hereof. The "CD Rate" for each Interest Reset Period shall be the rate as of the second Business Day prior to the Interest Reset Date for such Interest Reset Period (a "CD Rate Determination Date") for negotiable certificates of deposit having the Index Maturity specified on the face hereof as published in H.15(519) under the heading "CDs (Secondary Market)." In the event that such rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date (as defined below) pertaining to such CD Rate Determination Date, then the "CD Rate" for such Interest Reset Period will be the rate on such CD Rate Determination Date for negotiable certificates of deposit of the Index Maturity specified on the face hereof as published by the Federal Reserve Bank of New York in its daily statistical release "Composite 3:30 p.m. Quotations for U.S. Government Securities" ("Composite Quotations") under the heading "Certificates of Deposit." If by 3:00 p.m., New York City time, on such Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, then the "CD Rate" for such Interest Reset Period will be calculated by the Calculation Agent and will be the arithmetic mean of the secondary market offered rates as of 10:00 a.m., New York City time, on such CD Rate Determination Date of three leading nonbank dealers in negotiable U.S. dollar certificates of deposit in The City of New York selected by the Calculation Agent for negotiable certificates of deposit of major United States money center banks of the highest credit standing (in the market for negotiable certificates of deposit) with a remaining maturity closest to the Index Maturity on the face hereof in a denomination of

$5,000,000, PROVIDED, HOWEVER, that if the dealers selected as aforesaid by the Calculation Agent are not quoting offered rates as mentioned in this sentence, the CD Rate for such Interest Reset Period will be the same as the CD Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Interest Rate).

          The "Calculation Date" pertaining to any CD Rate Determination Date shall be the tenth calendar day after such CD Rate Determination Date or, if such day is not a Business Day, the next succeeding Business Day.

DETERMINATION OF COMMERCIAL PAPER RATE

          If the Base Rate shown on the face hereof is the Commercial Paper Rate, this Note will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Commercial Paper Rate and the Spread or Spread Multiplier, if any, specified on the face hereof. The "Commercial Paper Rate" for each Interest Reset Period will be determined by the Calculation Agent as of the second Business Day prior to the Interest Reset Date for such Interest Reset Period (a "Commercial Paper Rate Determination Date") and shall be the Money Market Yield (as defined below) on such Commercial Paper Rate Determination Date of the rate for commercial paper having the Index Maturity specified on the face hereof, as such rate shall be published in H.15(519) under the heading "Commercial Paper." In the event that such rate is not published prior to 3:00 p.m., New York City time, on the tenth calendar day after such Commercial Paper Rate Determination Date or, if such day is not a Business Day, the next succeeding Business Day, (the "Calculation Date") then the Commercial Paper Rate for such Interest Reset Period shall be the Money Market Yield on such Commercial Paper Rate Determination Date of the rate for commercial paper of the Index Maturity specified on the face hereof as published in Composite Quotations under the heading "Commercial Paper." If by 3:00 p.m., New York City time, on such Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, then the "Commercial Paper Rate" for such Interest Reset Period shall be the Money Market Yield of the arithmetic mean of the offered rates as of 11:00 a.m., New York City time, on such Commercial Paper Rate Determination Date of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent for commercial paper of the Index Maturity specified on the face hereof placed for an industrial issuer whose bonds are rated "AA" or the equivalent by a nationally recognized rating agency, PROVIDED, HOWEVER, that if the dealers selected as aforesaid by the Calculation Agent are not quoting offered rates as mentioned in this sentence, the "Commercial Paper Rate" for such Interest Reset Period will be the same as the Commercial Paper Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Interest Rate).

          "Money Market Yield" shall be the yield calculated in accordance with the following formula:


                                    D x 360
          Money Market Yield = ------------------ X 100
                                 360 - (D x M)
where "D" refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal and "M" refers to the actual number of days in the Index Maturity specified on the face hereof.

          The "Calculation Date" pertaining to any Commercial Paper Rate Determination Date shall be the tenth calendar day after such Commercial Paper Rate Determination Date or, if such day is not a Business Day, the next succeeding Business Day.

DETERMINATION OF FEDERAL FUNDS RATE

          If the Base Rate specified on the face hereof is the Federal Funds Rate, this Note will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Federal Funds Rate and Spread or Spread Multiplier, if any, specified on the face hereof. The "Federal Funds Rate" for each Interest Reset Period shall be the effective rate on the Interest Reset Date for such Interest Reset Period (a "Federal Funds Rate Determination Date") for Federal Funds as published in H.15(519) under the heading "Federal Funds (Effective)." In the event that such rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date (as defined below) pertaining to such Federal Funds Rate Determination Date, the "Federal Funds Rate" for such Interest Reset Period shall be the rate on such Federal Funds Rate Determination Date as published in Composite Quotations under the heading "Federal Funds/Effective Rate." If by 3:00 p.m., New York City time, on such Calculation Date, such rate is not yet published in either H.15(519) or Composite Quotations, then the "Federal Funds Rate" for such Interest Reset Period shall be the rate on such Federal Funds Rate Determination Date made publicly available by the Federal Reserve Bank of New York which is equivalent to the rate which appears in H.15(519) under the heading "Federal Funds (Effective)," PROVIDED, HOWEVER, that if such rate is not made publicly available by the Federal Reserve Bank of New York by 3:00 p.m., New York City time, on such Calculation Date, the "Federal Funds Rate" for such Interest Reset Period will be the same as the Federal Funds Rate in effect for the immediately preceding Interest Reset Period (or, if there is no such Interest Reset Period, the Initial Interest Rate). If this Note resets daily, the interest rate on this Note for the period from and including a Monday to but excluding the succeeding Monday will be reset by the Calculation Agent on such second Monday (or, if not a Business Day, on the next succeeding Business Day) to a rate equal to the average of the Federal Funds Rates in effect with respect to each such day in such week.

          The "Calculation Date" pertaining to any Federal Funds Rate Determination Date shall be the next succeeding Business Day.

DETERMINATION OF LIBOR

          If the Base Rate specified on the face hereof is LIBOR, this Note will bear interest for each Interest Reset Period at the interest rate calculated with reference to LIBOR and the Spread or Spread Multiplier, if any, specified on the face hereof. "LIBOR" for each Interest Reset Period will be determined by the Calculation Agent as follows:

          (1) On the second London Banking Day prior to the Interest Reset Date for such Interest Reset Period (a "LIBOR Determination Date"), the Calculation Agent for such LIBOR Note will determine the offered rates for deposits in the Specified Currency for the period of the Index
     Maturity specified on the face hereof, commencing on such Interest
     Reset Date, which appear on the Designated LIBOR Page at approximately 11:00 a.m., London time, on such LIBOR Determination Date. "Designated LIBOR Page" means either (a) if "LIBOR Telerate" is designated on the face hereof, the display designated as page "3750" on the Bridge Telerate Service (or such other page as may replace page "3750" on such service or such other service as may be nominated by the British Bankers' Association for the purpose of displaying the London interbank offered rates of major banks) or (b) if "LIBOR Reuters" is designated on the face hereof, the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on such service or such other service as may be nominated by the British Bankers' Association for the purpose of displaying London interbank offered rates of major banks). If neither LIBOR Reuters nor LIBOR Telerate is specified on the face hereof, LIBOR will be determined as if LIBOR Telerate had been specified. If at least two such offered rates appear on the Designated LIBOR Page, "LIBOR" for such Interest Reset Period will be the arithmetic mean of such offered rates as determined by the Calculation Agent for such LIBOR Note.

          (2) If LIBOR cannot be determined as described above (either because the Designated LIBOR Page is no longer available or because fewer than two offered rates appear on the Designated LIBOR Page on such LIBOR Determination Date), the Calculation Agent will request the principal London offices of each of four major banks in the London interbank market selected by the Calculation Agent to provide the Calculation Agent with its offered quotations for deposits in the Specified Currency for the period of the Index Maturity specified on the face hereof, commencing on such Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on such LIBOR Determination Date and in a principal amount equal to an amount of not less than $1,000,000 or the approximate equivalent thereof in the Specified Currency that is representative of a single transaction in such market at such time. If at least two such quotations are provided, "LIBOR" for such Interest Reset Period will be the arithmetic mean of such quotations. If fewer than two such quotations are provided,"LIBOR" for such Interest Reset Period will be the arithmetic mean of rates quoted by three major banks in The City of New York selected by the Calculation Agent at approximately 11:00 a.m., New York City time, on such LIBOR Determination Date for loans in the Specified Currency to leading European banks for the period of the Index Maturity specified on the face hereof, commencing on such Interest Reset Date, and in a principal amount equal to an amount of not less than $1,000,000 or the approximate equivalent thereof in the Specified Currency that is representative of a single transaction in such market at such time, PROVIDED, HOWEVER, that if fewer than three banks selected as aforesaid by the Calculation Agent are quoting rates as mentioned in this sentence, "LIBOR" for such Interest Reset Period will be the same as LIBOR for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Interest Rate).

DETERMINATION OF TREASURY RATE

          If the Base Rate specified on the face hereof is the Treasury Rate, this Note will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Treasury Rate and the Spread or Spread Multiplier, if any, specified on the face hereof. Unless "Constant Maturity" is specified on the face hereof, The "Treasury Rate" for each Interest Reset Period will be the rate for the auction held on the Treasury Rate
Determination Date (as defined below) for such Interest Reset Period of direct obligations of the United States ("Treasury bills") having the Index Maturity specified on the face hereof, as published in H.15(519) under the heading "U.S. Government Securities-Treasury bills-auction average (investment)" or, if not so published by 3:00 p.m., New York City time, on the tenth calendar day after such Treasury Rate Determination Date (or, if such day is not a Business Day, the next succeeding Business Day) (the "Calculation Date"), the auction average rate (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) on such Treasury Rate Determination Date as otherwise announced by the United States Department of the Treasury. In the event that the results of the auction of Treasury bills having the Index Maturity specified on the face hereof are not published or reported as provided above by 3:00 p.m., New York City time, on such Calculation Date, or if no such auction is held on such Treasury Rate Determination Date, then the "Treasury Rate" for such Interest Reset Period shall be calculated by the Calculation Agent and shall be a yield to maturity (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates as of approximately 3:30 p.m., New York City time, on such Treasury Rate Determination Date, of three leading primary United States government securities dealers selected by the Calculation Agent for the issue of Treasury bills with a remaining maturity closest to the Index Maturity specified on the face hereof, PROVIDED, HOWEVER, that if the dealers selected as aforesaid by the Calculation Agent are not quoting bid rates as mentioned in this sentence, then the "Treasury Rate" for such Interest Reset Period will be the same as the Treasury Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Interest Rate).

          The "Treasury Rate Determination Date" for each Interest Reset Period will be the day of the week in which the Interest Reset Date for such Interest Reset Period falls on which Treasury bills would normally be auctioned.
Treasury bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that such auction may be held on the preceding Friday. If, as the result of a legal holiday, an auction is so held on the preceding Friday, such Friday will be the Treasury Rate Determination Date pertaining to the Interest Reset Period commencing in the next succeeding week. If an auction date shall fall on any day that would otherwise be an Interest Reset Date for a Note whose Base Rate is the Treasury Rate, then such Interest Reset Date shall instead be the Business Day immediately following such auction date.

          If "Constant Maturity" is specified in the applicable Pricing Supplement, the "Treasury Rate" for each Interest Reset Period will be the rate that is set forth in the Federal Reserve Board publication H.15(519) opposite the caption "U.S. Government/Securities/Treasury Constant Maturities/" in the Index Maturity with respect to the applicable Constant Maturity Treasury Rate Determination Date (as defined below). If the H.15(519) is not published, the "Treasury Rate" shall be the rate that was set forth on Telerate
Page 7055, or its successor page (as determined by the Calculation
Agent), on the applicable Constant Maturity Treasury Rate Determination Date opposite the applicable Index Maturity. If no such rate is set forth, then the Treasury Rate for such Interest Reset Period shall be established by the Calculation Agent as follows. The Calculation Agent will contact the Federal Reserve Board and request the Treasury Rate, in the applicable Index Maturity, for the Constant Maturity Treasury Rate Determination Date. If the Federal Reserve Board does not provide such information, then the Treasury Rate for such Interest Reset Date will be the arithmetic mean of bid-side quotations, expressed in terms of yield, reported by three leading U.S. government securities dealers (one or more of which may be an Agent), according to their written records, as of 3:00 p.m. (New York City time) on the Constant Maturity Treasury Rate Determination Date, for the noncallable U.S. Treasury Note that is nearest in maturity to the Index Maturity, but not less than exactly the Index Maturity and for the noncallable U.S. Treasury Note that is nearest in maturity to the Index Maturity, but not more than exactly the Index Maturity. The Calculation Agent shall calculate the Treasury Rate by interpolating to the Index Maturity based on an actual/actual date count basis, the yield on the two Treasury Notes selected. If the Calculation Agent cannot obtain three such adjusted quotations, the Treasury Rate for such Interest Reset Date will be the arithmetic mean of all such quotations, or if only one such quotation is obtained, such quotation, obtained by the Calculation Agent. In all events, the Calculation Agent shall continue polling dealers until at least one adjusted yield quotation can be determined.

          "The Constant Maturity Treasury Rate Determination Date" shall be the tenth Business Day prior to the Interest Reset Date for the applicable Interest Reset Period.

          The "Calculation Date" pertaining to any Treasury Rate Determination Date or Constant Maturity Treasury Rate Determination Date, as applicable, shall be the tenth calendar day after such Treasury Rate Determination Date or Constant Maturity Treasury Rate Determination Date, as applicable, or, if such a day is not a Business Day, the next succeeding Business Day.

DETERMINATION OF PRIME RATE

          Prime Rate Notes will bear interest at the interest rates (calculated with reference to the Prime Rate and the Spread and/or Spread Multiplier, if
any) specified in the Prime Rate Notes and in the applicable Pricing Supplement.

          Unless otherwise indicated in the applicable Pricing Supplement, the "Prime Rate" for each Interest Reset Period will be determined by the Calculation Agent for such Prime Rate Note as of the second Business Day prior to the Interest Reset Date for such Interest Reset Period (a "Prime Rate Determination Date") and shall be the rate made available and subsequently published on such date in H.15(519) under the heading "Bank Prime Loan." In the event that such rate has not been made available prior to 3:00 p.m., New York City time, on the Calculation Date (as defined below) pertaining to such Prime Rate Determination Date, the Prime Rate will be calculated by the Calculation Agent and will be the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters Screen NYMF Page (as defined below) as such bank's prime rate or base lending rate as in effect for such Prime Rate Determination Date. If fewer than four such rates but more than one such rate appear on the Reuters Screen NYMF Page for the Prime Rate Determination Date, the rate shall be the arithmetic mean of the prime rates quoted on the basis of the actual number of days in the year divided by 360 as of the close of business on such Prime Rate Determination Date by four major money center banks in The City of New York selected by the Calculation Agent.
If fewer than two such rates appear on the Reuters Screen NYMF Page, the Prime Rate will be calculated by the Calculation Agent and will be the arithmetic mean of the prime rates quoted in The City of New York on such Prime Rate Determination Date by at least three substitute banks or trust companies organized and doing business under the laws of the United States, or any State thereof, having total equity capital of at least U.S.$500,000,000 and being subject to supervision or examination by Federal or State authority, selected by the Calculation Agent to provide such rate or rates; PROVIDED, HOWEVER, that if the banks or trust companies selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Prime Rate with respect to such Prime Rate Determination Date will be the Prime Rate in effect on such Prime Rate Determination Date. "Reuters Screen NYMF Page" means the display designated as page "NYMF" on the Reuters Monitor Money Rates Service (or such other page as may replace the NYMF page on that service for the purpose of displaying prime rates or base lending rates of major United States banks).

          The "Calculation Date" pertaining to any Prime Rate Determination Date shall be the tenth calendar day after such Prime Rate Determination Date or, if such day is not a Business Day, the next succeeding Business Day.

DETERMINATION OF J.J. KENNY RATE

          J.J. Kenny Rate Notes will bear interest at the interest rates (calculated by reference to the J.J. Kenny Rate and the Spread and/or Spread Multiplier, if any) specified in the J.J. Kenny Rate Notes and in the applicable Pricing Supplement.

          Unless otherwise indicated in an applicable Pricing Supplement, the "J.J. Kenny Rate" for each Interest Reset Period will be determined by the Calculation Agent for such J.J. Kenny Rate Note as of the second Business Day prior to the Interest Reset Date for such Interest Reset Period (a "J.J. Kenny Rate Determination Date") and shall be the per annum rate on such date equal to the index made available and subsequently published by Kenny Information Systems or its successor, based upon 30-day yield evaluations at par of bonds, the interest on which is excludable from gross income for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"), of not less than five "high grade" component issuers selected from time to time by Kenny Information Systems, including without limitation, issuers of general obligation bonds; PROVIDED, HOWEVER, that the bonds on which the index is based shall not include any bonds the interest on which is subject to an "alternate minimum tax" or similar tax under the Code, unless all tax-exempt bonds are subject to such tax. If such rate is not made available by 3:00 P.M., New York City time, on the Calculation Date (as defined below) pertaining to such J.J. Kenny Rate Determination Date, the J.J. Kenny Rate shall be the rate quoted by a successor indexing agent selected by the Company equaling the prevailing rate for bonds rated in the highest short-term rating category by Moody's Investors Service, Inc. and Standard & Poor's Corporation in respect of issuers selected by such successor indexing agent most closely resembling the "high grade" component issuers selected by Kenny Information Systems that are subject to tender by the holders thereof for purchase on not more than seven days' notice and the interest on which is (A) variable on a weekly basis, (B) excludable from gross income for federal income tax purposes under the Code, and (C) not subject to an "alternate minimum tax" or similar tax under the Code, unless all tax-exempt bonds are subject to such tax; PROVIDED, HOWEVER, that if a successor indexing agent is not available, the J.J. Kenny Rate with respect to such J.J. Kenny Rate Determination Date will be the J.J. Kenny Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Interest Rate).

          The "Calculation Date" pertaining to any J.J. Kenny Rate Determination Date shall be the tenth calendar day after such J.J. Kenny Rate Determination Date or, if such day is not a Business Day, the next succeeding Business Day.

DETERMINATION OF ELEVENTH DISTRICT COST OF FUNDS RATE

          Eleventh District Cost of Funds Rate Notes will bear interest at the interest rates (calculated by reference to the Eleventh District Cost of Funds Rate and the Spread and/or

Spread Multiplier, if any) specified in the Eleventh District Cost of Funds Rate Notes and in the applicable Pricing Supplement.

          Unless otherwise indicated in an applicable Pricing Supplement, the "Eleventh District Cost of Funds Rate," for each Interest Reset Period will be determined by the Calculation Agent for such Eleventh District Cost of Funds Rate Note as of the last working day of the month immediately prior to such Interest Reset Date for such Interest Reset Period on which the Federal Home Loan Bank of San Francisco (the "FHLB of San Francisco") publishes the Eleventh District Cost of Funds Index (as defined below) (the "Eleventh District Cost of Funds Rate Determination Date"), and shall be the rate equal to the monthly weighted average cost of funds for the calendar month preceding such Eleventh District Cost of Funds Rate Determination Date as set forth under the caption "Eleventh District" on the Telerate Page 7058 as of 11:00 A.M., San Francisco time, on such Eleventh District Cost of Funds Rate Determination Date. If such rate does not appear on Telerate Page 7058 on any related Eleventh District Cost of Funds Rate Determination Date, the Eleventh District Cost of Funds Rate for such Eleventh District Cost of Funds Rate Determination Date shall be the monthly weighted average cost of funds paid by member institutions of the Eleventh Federal Home Loan Bank District that was most recently announced (the "Eleventh District Cost of Funds Rate Index") by the FHLB of San Francisco as such cost of funds for the calendar month preceding the date of such announcement. If the FHLB of San Francisco fails to announce such rate for the calendar month next preceding such Eleventh District Cost of Funds Rate Determination Date, then the Eleventh District Cost of Funds Rate for such Eleventh District Cost of Funds Rate Determination Date will be the Eleventh District Cost of Funds Rate in effect on such Eleventh District Cost of Funds Rate Determination Date.

INVERSE FLOATING RATE NOTES

          If this Note is designated as an Inverse Floating Rate Note on the face hereof, the Inverse Floating Rate shall be equal to (i) in the case of the period, if any, commencing on the Issue Date (or such other date which may be specified on the face hereof as the date on which this Note shall begin to accrue interest), up to the first Interest Reset Date, the Initial Fixed Interest Rate shown above, and (ii) in the case of each period commencing on an Interest Reset Date, the Reset Fixed Reference Rate shown above minus the interest rate determined by reference to the Base Rate shown above, as adjusted by the Spread or Spread Multiplier, if any, as determined in accordance with the provisions hereof, PROVIDED, HOWEVER, that (x) the interest rate thereon will not be less than zero and (y) the interest rate in effect for the ten days immediately prior to the date of Maturity will be the rate in effect on the tenth day preceding such date.

FLOATING RATE/FIXED RATE NOTES

          If this Note is designated as a Floating Rate/Fixed Rate Note, this Note will be a Floating Rate note for a specified portion of its term and a Fixed Rate Note for the remainder of its term, in which event the interest rate on this Note will be determined as provided herein as if it were a Floating Rate Note and a Fixed Rate Note hereunder for each such respective period, all as described herein and in the applicable Pricing Supplement.

SUBSEQUENT INTEREST PERIODS

          If so specified on the face hereof, the Spread or Spread Multiplier on this Note may be reset by the Company on the date or dates specified on the face hereof (each an "Optional Reset Date"). Not later than 40 days prior to each Optional Reset Date, the Trustee will mail to the Holder of this Note a notice (the "Reset Notice"), first class, postage prepaid, indicating whether the Company has elected to reset the Spread or Spread Multiplier, and if so, (i) such new Spread or Spread Multiplier and (ii) the provisions, if any, for redemption during the period from such Optional Reset Date to the next Optional Reset Date, or, if there is no such next Optional Reset Date, to the Stated Maturity of this Note (each such period, a "Subsequent Interest Period"), including the date or dates on which or the period or periods during which and the price or prices at which such redemption may occur during the Subsequent Interest Period. Notwithstanding the foregoing, not later than 20 days prior to the Optional Reset Date, the Company may, at its option, revoke the Spread or Spread Multiplier provided for in the Reset Notice and establish a higher Spread or Spread Multiplier for the Subsequent Interest Period by causing the Trustee to mail notice of such higher Spread or Spread Multiplier to the Holder of this Note. Such notice shall be irrevocable. All Registered Notes with respect to which the Spread or Spread Multiplier is reset on an Optional Reset Date will bear such higher Spread or Spread Multiplier.

          The Holder of this Note will have the option to elect repayment by the Company on each Optional Reset Date at a price equal to the principal amount hereof, plus interest accrued to such Optional Reset Date. In order to obtain repayment on an Optional Reset Date, the Holder must follow the procedures set forth below for optional repayment, except that the period for delivery or notification to the Trustee shall be at least 25 but not more than 35 days prior to such Optional Reset Date, and except that if the Holder has tendered this Note for repayment pursuant to a Reset Notice, the Holder may, by written notice to the Trustee, revoke such tender for repayment until the close of business on the tenth day before the Optional Reset Date.

INDEXED NOTES

          If this Note is an Indexed Note, then certain or all interest payments, in the case of an Indexed Rate Note, and/or the principal amount payable at Stated Maturity or earlier redemption or retirement, in the case of an Indexed Principal Note, is determined by reference to the amount designated on the face hereof as the Face Amount of this Note and by reference to the Index as described on the face hereof. If this Note is a Floating Rate Note or Indexed Rate Note that is also an Indexed Principal Note, the amount of any interest payment will be determined by reference to the Face Amount described on the face hereof unless otherwise specified. If this Note is an Indexed Principal Note, the principal amount payable at Stated Maturity or any earlier redemption or repayment of this Note may be different from the Face Amount. If the determina-tion of the Index is calculated or announced by a third party, which may be an affiliate of the Company, and such third party either suspends the calculation or announcement of such Index or changes the basis upon which such Index is calculated (other than changes consistent with policies in effect at the time this Note was issued and permitted changes described on the face hereof), then such Index shall be calculated for this Note's purposes by another third party, which may be an affiliate of the Company, selected by the Company subject to the same conditions and controls as applied to the original third party. If for any reason such Index cannot be calculated on the same basis and subject to the same conditions and controls as applied to the original third party, then the indexed interest payments, if any, or any indexed principal amount of this Note shall be calculated in the manner described on the face hereof. Any determination of such third party shall, in the absence of manifest error, be binding on all parties.

SPECIFIED CURRENCY

          If the Specified Currency is other than U.S. dollars, the amount of any U.S. dollar payment to be made in respect hereof will be determined by the Company or its agent based on the highest firm bid quotation expressed in U.S. dollars received by the Company or its agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable payment date (or, if no such rate is quoted on such date, the last date on which such rate was quoted) from three (or, if three are not available, then two) recognized foreign exchange dealers in The City of New York selected by the Exchange Rate Agent (one or more of which may be an agent involved in the distribution of the Notes (an "Agent") and another of which may be the Exchange Rate Agent) for the purchase by the quoting dealer, for settlement on such payment date, of the aggregate amount of the Specified Currency payable on such payment date in respect of all Notes denominated in such Specified Currency. All currency exchange costs will be borne by the Holders of such Notes by deductions from such payments. If no such bid quotations are available, then such payments will be made in the Specified Currency, unless the Specified Currency is unavailable due to the imposition of exchange controls or to other circumstances beyond the Company's control, in which case payment will be made as described in the next paragraph.

PAYMENTS IN CURRENCIES OTHER THAN THE SPECIFIED CURRENCY

          Except as set forth below, if any payment in respect hereof is required to be made in a Specified Currency other than U.S. dollars and such currency is unavailable due to the imposition of exchange controls or other circumstances beyond the Company's control or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions of or within the international banking community, then such payment shall be made in U.S. dollars until such currency is again available or so used. The amount so payable on any date in such foreign currency shall be converted into U.S. dollars on the basis of the most recently available Market Exchange Rate for such currency or as otherwise indicated on the face hereof. Any payment made under such circumstances in U.S. dollars will not constitute an Event of Default under the Indenture.

          In the event of an official redenomination of the Specified Currency of this Note (other than as a result of European Monetary Union, but including, without limitation, an official redenomination of any such Specified Currency that is a composite currency), the obligations of the Company with respect to payments on this Note shall, in all cases, be deemed immediately following such redenomination to provide for the payment of that amount of redenominated currency representing the amount of such obligations immediately before such redenomination. This Note does not provide for any adjustment to any amount payable under this Note as a result of (i) any change in the value of the Specified Currency hereof relative to any other currency due solely to fluctuations in exchange rates or (ii) any redenomination of any component currency of any composite currency (unless such composite currency is itself officially redenominated). In the event of European Monetary Union, the procedures described in this paragraph shall not apply, and the obligations of the Company with respect to payments on this Note shall instead be determined as set forth in the following paragraph.

          Stage III of the European Economic and Monetary Union ("Stage III") is presently scheduled to commence on January 1, 1999 for those member states of the European Union that satisfy the economic convergence criteria set forth in the Treaty on European Union. On March 25, 1998, the European Commission officially recommended that eleven of the member states of the European Union be allowed to participate in Stage III; these eleven member states are Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, The Netherlands, Portugal and Spain (collectively, the "Participating Member States"). It is possible that additional member states of the European Union may participate in Stage III after January 1, 1999, in which case each such additional member state will also become a "Participating Member State." Certain of the foreign currencies in which this Note may be denominated or payments in respect of this Note may be due or by which amounts due on the Notes may be calculated may be issued by Participating Member States (each such country, a "Relevant Jurisdiction" with respect to such Note). Stage III includes the introduction of a new legal currency (the "Euro") which will be legal tender in the Participating Member States, existing in parallel with the present national currency of each Participating Member State. It is currently anticipated that on and after January 1, 2002, the national currencies of Participating Member States will cease to exist and the sole legal tender in such States will be the Euro. It is anticipated that the European Union will adopt regulations or other legislation providing specific rules for the introduction of the Euro in substitution for the respective national currencies of Participating Member States, which regulations or legislation may be supplemented by legislation of the individual member states. The laws and regulations of the European Union (and, if any, of such Relevant Jurisdiction) relating to the Euro implemented pursuant to or by virtue of the Treaty on European Union may apply to this Note and the Indenture. Such laws and regulations, and future market conventions applicable in the European Union to securities similar to this Note, may be inconsistent in varying degrees with the terms and conditions of this Note. To the extent that references in the Indenture governing this Note or in the terms and conditions of this Note, to any business day, day-count, day-count fraction or other convention shall be inconsistent with such European Union laws, regulations or market conventions that are applicable to securities similar to this Note held in international clearing systems, the Company, in its discretion (but after consultation with the Trustee, and with any principal paying agent located in a European Union member state), may amend such references and terms and conditions to be in harmony with, or to otherwise comply with, such laws, regulations and/or market conventions. Any such amendment shall be effected without the necessity of obtaining the consent of the Holder of this Note.

          If, following the commencement of Stage III by a Relevant Jurisdiction, the Company has the option, pursuant to applicable law, to make payments of principal of, or interest on or any other amounts in respect of, this Note in either the current national currency of a Relevant Jurisdiction or Euro, the Company will make such payments in such national currency or Euro at its sole discretion. To the extent that the introduction of the Euro necessitates the rounding up or down of certain amounts or quotations expressed in Euro with respect to this Note, such rounding will be made in conformity with prevailing market conventions in the European Union or, in the absence of an applicable market convention, to the nearest Euro cent.

          The circumstances and consequences described in this paragraph and any resultant amendment to the terms and conditions of this Note will not entitle any Holder hereof (i) to any legal remedy, including, without limitation, redemption, rescission, notice, repudiation, adjustment or renegotiation of the terms and conditions of this Note or the Indenture, or (ii) to raise any defense or make any claim (including, without limitation, claims of breach, force majeure, frustration of purpose or impracticability) or any other claim for compensation, damages or any other relief.

DUAL CURRENCY NOTES

          If this Note is specified on the face hereof as a Dual Currency Note, the Company may have a one time option, exercisable on one or more dates (each an "Option Election Date") in whole, but not in part, with respect to all Dual Currency Notes issued on the same day and having the same terms (a "Tranche"), of thereafter making all payments of principal, premium, if any, and interest (which payments would otherwise be made in the Specified Currency of such Notes) in an optional currency (the "Optional Payment Currency").

          If the Company makes such an election, the amount payable in the Optional Payment Currency shall be determined using the Designated Exchange Rate specified in the applicable Pricing Supplement. If such election is made, notice of such election shall be mailed in accordance with the terms of the applicable Tranche of Dual Currency Notes within two Business Days of the Option Election Date and shall state (i) the first date, whether an Interest Payment Date and/or Stated Maturity, in which scheduled payments in the Optional Payment Currency will be made and (ii) the Designated Exchange Rate. Any such notice by the Company, once given, may not be withdrawn. The equivalent value in the Specified Currency of payments made after such an election may be less, at the then current exchange rate, than if the Company had made such payment in the Specified Currency.

RENEWABLE NOTES

          If this Note is specified on the face hereof as a Renewable Note, this Note will mature on an Interest Payment Date occurring in or prior to the twelfth month following the Original Issue Date of this Note (the "Initial Maturity Date") unless the term of all or any portion of this Note is renewed in accordance with the following procedures:

          On the Interest Payment Date occurring in the sixth month (unless a different interval (the "Special Election Interval") is specified on the face hereof) prior to the Initial Maturity Date of a this Note (the "Initial Renewal Date") and on the Interest Payment Date occurring in each sixth month (or in the last month of each Special Election Interval) after such Initial Renewal Date (each, together with the Initial Renewal Date, a "Renewal Date"), the term of this Note may be extended to the Interest Payment Date occurring in the twelfth month (or, if a Special Election Interval is specified on the face hereof, the last month in a period equal to twice the Special Election Interval) after such Renewal Date, if the Holder of this Note elects to extend the term of this Note or any portion thereof as described below. If the Holder does not elect to extend the term of any portion of the principal amount of this Note during the specified period prior to any Renewal Date, such portion will become due and payable on the Interest Payment Date occurring in the sixth month (or the last month in the Special Election Interval) after such Renewal Date (the "New Maturity Date").

          The Holder may elect to renew the term of this Note, or if so specified, any portion thereof, by delivering a notice to such effect to the Trustee (or any duly appointed paying agent) at the corporate trust office of the Trustee or agency of the Trustee in the City of New York not less than 15 nor more than 30 days prior to such Renewal Date. Such election will be irrevocable and will be binding upon each subsequent Holder of this Note. An election to renew the term of this Note may be exercised with respect to less than the entire principal amount of this Note only if so specified on the face hereof and then only in such principal amount, or any integral multiple in excess thereof, as is specified on the face hereof. Notwithstanding the foregoing, the term of this Note may not be extended beyond the Stated Maturity specified for this Note on the face hereof.

          If the Holder does not elect to renew the term, this Note must be presented to the Trustee (or any duly appointed paying agent) and, as soon as practicable following receipt of such Note the Trustee (or any duly appointed paying agent) shall issue in exchange therefor in the name of such Holder (i) a Note, in a principal amount equal to the principal amount of such exchanged Note for which no election to renew the term thereof was exercised, with terms identical to those specified on such exchanged Note (except that such Note shall have a fixed, nonrenewable Stated Maturity on the New Maturity Date) and (ii) if an election to renew is made with respect to less than the full principal amount of such Holder's Note, a replacement Renewable Note, in a principal amount equal to the principal amount of such exchanged Note for which the election to renew was made, with terms identical to the exchanged Note.

EXTENSION OF MATURITY

          If so specified on the face hereof, the Maturity of this Note may be extended at the option of the Company for the period or periods of whole years specified on the face hereof (each an "Extension Period") up to but not beyond the date (the "Final Maturity") set forth on the face hereof. If the Company exercises such option, the Trustee will mail to the Holder of this Note not later than 40 days prior to the old Stated Maturity a notice (the "Extension Notice") first class, postage prepaid indicating (i) the election of the Company to extend the Maturity, (ii) the new Stated Maturity, (iii) the Spread or Spread Multiplier applicable to the Extension Period and (iv) the provisions, if any, for redemption during such Extension Period. Upon the Trustee's mailing of the Extension Notice, the Maturity of this Note shall be extended automatically and, except as modified by the Extension Notice and as described in the next paragraph, this Note will have the same terms as prior to the mailing of such Notice. Notwithstanding the foregoing, not later than 20 days prior to the old Stated Maturity of this Note, the Company may, at its option, revoke the Spread or Spread Multiplier provided for in the Extension Notice and establish a higher Spread or Spread Multiplier for the Extension Period by causing the Trustee to mail notice of such higher Spread or Spread Multiplier, first class, postage prepaid to the Holder of this Note. Such notice shall be irrevocable. All Registered Notes with respect to which the Maturity is extended will bear such higher Spread or Spread Multiplier.

          If the Company extends the Maturity of this Note, the Holder will have the option to elect repayment of this Note by the Company on the old Stated Maturity at a price equal to the principal amount hereof, plus interest accrued to such date. In order to obtain repayment on such old Stated Maturity once the Company has extended the Maturity hereof, the Holder must follow the procedures set forth below for optional repayment, except that the period for delivery of this Note or notification to the Trustee shall be at least 25 but not more than 35 days before the such old Stated Maturity, and except that if the Holder has tendered this Note for repayment pursuant to an Extension Notice, the Holder may, by written notice to the Trustee, revoke such tender for repayment until the close of business on the tenth day before the old
Stated Maturity.

OPTIONAL REDEMPTION, REPAYMENT AND REPURCHASE

          If so specified on the face hereof, the Company may, at its option, redeem this Note in whole or in part, on the date or dates (each an "Optional Redemption Date") specified herein, at the price (the "Redemption Price") (together with interest accrued to such Optional Redemption Date) specified herein. Unless otherwise stated on the reverse hereof, the Trustee shall mail to the Holder a notice of such redemption at least 30 days prior to the date of redemption. Unless otherwise stated herein, the Company may exercise such option with respect to a redemption of this Note in part only by notifying the Trustee for this Note at least 45 days prior to any Optional Redemption Date. In the event of redemption of this Note in part only, a new Note or Notes for the unredeemed portion hereof will be issued to the Holder hereof upon the cancellation hereof.

          If so specified on the face hereof, this Note will be repayable prior to Maturity at the option of the Holder on the Optional Repayment Dates shown on the face hereof at the Optional Repayment Prices shown on the face hereof, together with interest accrued to the date of repayment. In order for this Note to be repaid, the Trustee must receive at least 30 but not more than 45 days prior to an Optional Repayment Date (i) this Note with the form below entitled "Option to Elect Repayment" duly completed, or (ii) a telegram, telex, facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States of America setting forth the name of the Holder of this Note, the principal amount of the Note to be repaid, the certificate number or a description of the tenor and terms of this Note, a statement that the option to elect repayment is being exercised hereby and a guarantee that this Note with the form below entitled "Option to Elect Repayment" duly completed will be received by the Trustee not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter. If the procedure described in clause (ii) of the preceding sentence is followed, this Note with form duly completed must be received by the Trustee by such fifth Business Day. Any tender of this Note for repayment (except pursuant to a Reset Notice or an Extension Notice) shall be irrevocable. The repayment option may be exercised by the Holder of this Note for less than the entire principal amount of the Note, PROVIDED, that, the principal amount of this Note remaining outstanding after repayment is an authorized denomination. Upon such partial repayment, this Note shall be canceled and a new Note or Notes for the remaining principal amount hereof shall be issued in the name of the Holder of this Note.

          Unless otherwise specified on the face hereof, this Note will not be subject to any sinking fund.

          Notwithstanding anything herein to the contrary, if this Note is an OID Note, the amount payable in the event of redemption or repayment prior to the Stated Maturity hereof (other than pursuant to an optional redemption by the Company at a stated Redemption Price) shall be the Amortized Face Amount of this Note as of the redemption date or the date of repayment, as the case may be. The Amortized Face Amount of this Note on any date shall be the amount equal to (i) the Issue Price set forth on the face hereof plus
(ii) that portion of the difference between such Issue Price and the stated principal amount of such Note that has accrued by such date at (x) the Bond Yield to Maturity set forth on the face hereof or (y) if so specified, the Bond Yield to Call set forth on the face hereof (computed in each case in accordance with generally accepted United States bond yield computation principles), PROVIDED, HOWEVER, that in no event shall the Amortized Face Amount of a Note exceed its stated principal amount.
The Bond Yield to Call listed on the face of this Note shall be computed on the basis of the first occurring Optional Redemption Date with respect to such Note and the amount payable on such Optional Redemption Date. In the event that such
Note is not redeemed on such first occurring Optional Redemption Date, the Bond Yield to Call with respect to such Note shall be recomputed on such Optional Redemption Date on the basis of the next occurring Optional Redemption Date and the amount payable on such

Optional Redemption Date, and shall continue to be so recomputed on each succeeding Optional Redemption Date until the Note is so redeemed.

          The Company may at any time purchase Notes at any price in the open market or otherwise. Notes so purchased by the Company may, at the discretion of the Company, be held or resold or surrendered to the Trustee for such Notes for cancellation.

OTHER TERMS

          As provided in the Indenture and subject to certain limitations therein set forth, this Note is exchangeable for a like aggregate principal amount of Notes of different authorized denominations, as requested by the Person surrendering the same.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable on the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, the City and State of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Security Registrar and the Trustee duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the Holder hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          If an Event of Default with respect to the Debt Securities of this series shall have occurred and be continuing, the principal of all the Debt Securities of this series may be declared due and payable in this manner and with the effect provided in the Indenture.

          In case this Note shall at any time become mutilated, destroyed, stolen or lost and this Note or evidence of the loss, theft, or destruction hereof (together with such indemnity and such other documents or proof as may be required by the Company or the Trustee) shall be delivered to the principal corporate trust office of the Trustee, a new Note of like tenor and principal amount will be issued by the Company in exchange for, or in lieu of, this Note. All expenses and reasonable charges associated with procuring such indemnity and with the preparation, authentication and delivery of a new
Note shall be borne by the Holder of this Note.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Debt Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of Debt Securities at the time outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Debt Securities of any series at the time outstanding, on behalf of the Holders of all the Debt Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Debt Security shall be conclusive and binding upon such Holder and upon all future Holders of this Debt Security and of any Debt Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon the Debt Security.

          Holders of Debt Securities may not enforce their rights pursuant to the Indenture or the Note except as provided in the Indenture. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and the coin or currency, herein prescribed.

          This Note shall be deemed to be a contract made and to be performed solely in the State of New York and for all purposes be governed by, and construed in accordance with, the laws of said State without regard to the conflicts of law rules of said State.

          All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                    ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -as tenants in common    UNIF GIFT MIN ACT ________ Custodian___________
TEN ENT -as tenants by the                          (Cust)             (Minor)
         entireties                            Under Uniform Gifts to Minors Act
JT ENT - as joint tenants with
         right of survivorship                 _________________________________
         and not as tenants in                              (State)
         common

        Additional abbreviations may also be used though not in the above list

                              -------------------------

                              OPTION TO ELECT REPAYMENT

     The undersigned hereby irrevocably requests and instructs the Company to repay $____ principal amount of the within Note, pursuant to its terms, on the "Optional Repayment Date" first occurring after the date of receipt of the within Note as specified below, together with interest thereon accrued to the date of repayment, to the undersigned at:


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              (Please Print or Type Name and Address of the Undersigned)

and to issue to the undersigned, pursuant to the terms of the Indenture, a new Note or Notes representing the remaining principal amount of this Note.

     For this Option to Elect Repayment to be effective, this Note with the Option to Elect Repayment duly completed must be received by the Company within the relevant time period set forth above at its office or agency in the Borough of Manhattan, the City and State of New York, located initially at the office of the Trustee at 101 Barclay Street, 21 West, Attention: Michelle Russo, New York, New York 10286.

Dated:                             _____________________________________________
                                   Note:  The signature to this Option to Elect
                                   Repayment must correspond with the name as written upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever.

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please Insert Social Security or Other
  Identifying Number of Assignee
--------------------------------------

--------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Please Print or Type Name and Address Including Zip Code of Assignee

--------------------------------------------------------------------------------
the within Note and all rights thereunder, hereby irrevocably constituting and appointing


----------------------------------------------------------------------- attorney to transfer such Note on the books of Citigroup Inc., with full power of substitution in the premises.

                                   _____________________________________________
Dated:______________________       Signature

                                   _____________________________________________
                                   NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the Note in every particular, without alteration of enlargement or any change whatsoever